Exhibit 10.15



                   AMENDED AND RESTATED CMBS LOAN AGREEMENT

                              FOR A CREDIT FACILITY

                         IN AN AMOUNT UP TO $300,000,000



                          Dated as of February 8, 2001

                               CAPITAL TRUST, INC.

                                   as Borrower

                                       and

                  MORGAN STANLEY & CO. INTERNATIONAL LIMITED

                                    as Lender

                   AMENDED AND RESTATED CMBS LOAN AGREEMENT

            AMENDED AND RESTATED CMBS LOAN AGREEMENT (this "Loan Agreement"), dated as of February 8, 2001 between CAPITAL TRUST, INC., a Maryland corporation ("Borrower"), and MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("Lender").

                                    RECITALS

            WHEREAS, Lender and Capital Trust, a California business trust (a predecessor-in-interest of Borrower, hereinafter "Predecessor Borrower") are parties to that certain CMBS Loan Agreement, dated as of June 30, 1998, by and between Predecessor Borrower and Lender (the "Original Loan and Security Agreement");

            WHEREAS, Lender and Borrower amended the Original Loan and Security Agreement by First Amendment to CMBS Loan Agreement dated as of June 30, 1999, in order to make certain additional arrangements regarding, among other things, the extension of the term of the Original Loan and Security Agreement, limitations on the amounts which may be borrowed against Eligible Collateral, the timing of the repayment of amounts due and owing to Lender, the applicable rates of interest to be paid on such borrowed amounts and the addition of certain conditions regarding the financial status of Borrower ("Amendment No. 1"). In addition, Borrower advised Lender that (i) Predecessor Borrower had entered into, and merged with and into, Captrust Limited Partnership, a Maryland limited partnership, (ii) Captrust Limited Partnership survived such merger and subsequently merged with and into Borrower, and (iii) Borrower survived such subsequent merger with Captrust Limited Partnership. In connection therewith, Borrower ratified, confirmed, and assumed all liabilities of Predecessor Borrower under the Original Loan and Security Agreement, as amended by Amendment No. 1, the Note and the other Loan Documents;

            WHEREAS, Lender and Borrower further amended the Original Loan and Security Agreement, as amended Amendment No. 1, by Second Amendment to CMBS Loan Agreement dated as of June 30, 1999 in order to make certain additional arrangements solely with respect to the Eligible Collateral set forth in that certain Request for Borrowing dated as of June 30, 1999 by Borrower to Lender (the "Original Lazard Collateral") regarding, among other things, the Advance Rate, Eurodollar Rate Spread, Drawdown Fee, Debt Service Coverage Ratio and terms and conditions governing payments of interest and principal indebtedness applicable to such Original Lazard Collateral ("Amendment No. 2");

            WHEREAS Lender and Borrower further amended the Original Loan and Security Agreement, as amended by Amendment No. 1 and Amendment No. 2, by Third Amendment to CMBS Loan Agreement, dated as of June 30, 2000, by and between Lender and Borrower ("Amendment No. 3");

            WHEREAS, pursuant to the Original Loan and Security Agreement, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, Borrower has requested that Lender from time to time make revolving credit loans to it to finance certain commercial mortgage-backed securities owned by Borrower, and Lender is prepared to make such loans upon the terms and conditions hereof. In addition, Borrower has requested that Morgan Stanley Dean Witter Mortgage Capital Inc. ("MSDWMC") from time to time make revolving credit loans to it to finance certain Mortgage Loans, Mezzanine Loans, Equity Interests and other approved collateral owned by Borrower and MSDWMC has agreed to make such loans pursuant to the terms and conditions of that certain Amended and Restated Master Loan and Security Agreement dated as of February 8, 2001 (collectively and together with all further amendments, modifications, restatements and supplements, the "Conduit Loan Agreement").

            WHEREAS, Lender and Borrower further understand that Borrower may enter into loan facilities with other parties on a secured and unsecured basis, including, without limitation, loans secured by collateral similar to the Collateral hereunder;

            WHEREAS, Lender and Borrower desire to amend and restate the Original Loan and Security Agreement, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, to incorporate their mutual agreements with respect thereto;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Original Loan and Security Agreement, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, is amended and restated in its entirety as follows:



            Section 1. Definitions and Accounting Matters.

            1.01. "Certain Defined Terms" As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Loan Agreement in the singular will have the same meanings when used in the plural and vice versa):

            "Additional Lazard Collateral" collectively means (i) the Eligible Collateral set forth in that certain Request for Borrowing dated as of February 8,2001, delivered by Borrower to Lender, and (ii) the Eligible Collateral set forth in that certain Request for Borrowing dated as of February 8, 2001, delivered by CT Fund I (hereinafter defined) to MSDWMC.

            "Advance Rate" means, for any item of Eligible Collateral, the ratio, expressed as a percentage, set forth opposite the collateral type in the chart provided in the definition of Eurodollar Rate Spread or as otherwise defined or limited herein.

            "Affiliate" shall mean (i) with respect to Lender, any entity which controls, is controlled by, or is under common control with Lender, and (ii) with respect to Borrower, any affiliate of Borrower as such term is defined in the Bankruptcy Code.

            "Affiliate Credit Facility" shall mean any one or more agreements between Lender, or an Affiliate of Lender, and an Affiliate of Borrower (including, without limitation, Travelers Limited Real Estate Mezzanine Investments I, LLC, Travelers Real Estate Mezzanine Investments II, LLC,
Travelers Limited Real Estate Mezzanine Investments II, LLC, CT-F1, LLC, CT-F2-GP, LLC, CT-F2-LP, LLC and CT Investment Management Co., LLC and CT Mezzanine Partners I, LLC ("CT Fund I"); any such Affiliate, a "CT Affiliate"), pursuant to which such CT Affiliate shall incur Indebtedness to Lender or such Affiliate of Lender including, without limitation, that certain Master Loan and Security Agreement dated as of September 19, 2000 between CT Fund I and MSDWMC, as amended by that certain First Amendment to Master Loan and Security Agent dated as of December 29, 2000 between CT Fund I and MSDWMC as amended by that certain First Amendment to Master Loan and Security Agreement dated as of December 29, 2000 between CT Fund I and MSDWMC and as further amended by that certain Second Amendment to the Master Loan and Security Agreement dated as of the date hereof between CT Fund I and MSDWMC and that certain CMBS Loan Agreement dated as of September 19, 2000 between CT Fund I and Lender as amended by that certain First Amendment to CMBS Loan Agreement dated as of the date hereof between CT Fund I and Lender, as the same may have heretofore or may hereafter be amended, modified, supplemented or restated and any other loan agreement or repurchase agreement.

            "Amortization Period" shall mean, if the Termination Date shall be extended in accordance with the terms hereof, the period from and after June 30, 2001 to, but not including, March 31, 2002.

            "Appraisal" means an appraisal of any Property prepared by a licensed appraiser listed on Schedule 2 attached hereto, as such schedule may be amended from time to time by Borrower or Lender upon approval by Lender in its reasonable discretion, in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation, in compliance with the requirements of Title 11 of the Financial Institution Reform, Recovery and Enforcement Act and utilizing customary valuation methods such as the income, sales/market or cost approaches, as any of the same may be updated by recertification from time to time by the appraiser performing such Appraisal.

            "Asset-Specific Loan Balance" means a portion of the Loan allocable to each item of the Eligible Collateral. Such portion initially consists of the sum of all advances of the Loan made on account of such Eligible Collateral, without subtracting from such advances the Drawdown Fee, Lender's Transaction Costs and other advance costs and fees to the extent borrowed. Wherever this Loan Agreement states that principal payments on account of the Loan are to be allocated or applied to or against the Asset-Specific Loan Balance of a specific item of Eligible Collateral, the Asset-Specific Loan Balance of such item of Eligible Collateral shall be deemed reduced accordingly by the amount of the principal payments so applied.

            "Asset Value" shall mean, as of any date in respect of an item of Eligible Collateral, the price at which such Eligible Collateral could readily be sold as determined in the sole good faith of Lender, which price may be determined to be zero. Lender's determination of Asset Value, which may be made at any time and from time to time, shall be conclusive upon the parties. Whenever an Asset Value determination is required under this Loan Agreement, Borrower shall cooperate with Lender in its determination of the Asset Value of each item of Eligible Collateral (including, without limitation, providing all information and documentation in the possession of Borrower regarding such item of Eligible Collateral or otherwise required by Lender in its sole good faith business discretion).

            "Bailee" shall mean Paul, Hastings, Janofsky & Walker LLP or such other third party as Lender may approve.

            "Bailee Agreement" shall mean the Bailee Agreement among Borrower, Lender and Bailee in the form of Exhibit F hereto.

            "Bailee's Trust Receipt and Certification" shall mean a Trust Receipt and Certification in the form annexed to the Bailee Agreement as Attachment 2.

            "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

            "Base Rate" means, as determined by Lender on a daily basis, the higher of (a) the rate per annum established by The Chase Manhattan Bank from time to time as its "Prime" Rate or "reference" rate (which Borrower acknowledges is not necessarily such bank's lowest rate) and (b) one-half percentage point (0.5%) (50 basis points) over the Federal funds rate, as determined by Lender in its sole discretion.

            "Borrower" shall have the meaning provided in the heading hereof.

            "Borrowing Base" shall mean the aggregate Collateral Value of all Eligible Collateral pledged to secure the amounts from time to time outstanding under this Loan Agreement.

            "Borrowing  Base  Deficiency"  shall have the  meaning  provided  in
Section 2.04 hereof.

            "Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or Custodian is authorized or obligated by law or executive order to be closed.

            "Capital  Lease   Obligations"  shall  mean,  for  any  Person,  all
obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Loan Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

            "Cash" means, at the date of determination, any and all cash and cash equivalents as determined in accordance with GAAP.

            "CMBS" shall mean, in the singular or plural as the context requires, securities backed by mortgages and other liens on commercial real estate and related collateral or by securities, interests or other obligations backed by such mortgages.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral" shall have the meaning provided in Section 4.01(b) hereof.

            "Collateral Assignment" shall mean all documents pursuant to which Borrower shall have collaterally assigned all of its right, title and interest in, to and under an item of Collateral to secure a Loan made hereunder.

            "Collateral Documents" shall mean with respect to any Collateral Loan, Equity Interest, or Other Approved Collateral, the documents comprising the Collateral File for such item of Collateral.

            "Collateral File" shall mean, as to each item of Collateral, those documents set forth in a schedule to be delivered by Lender to Custodian and which are delivered to the Custodian pursuant to the terms of this Loan
Agreement or the Custodial Agreement including, without limitation, all documents required by Lender to grant and perfect a first priority security interest in such item of Collateral.

            "Collateral Loan" shall mean, as applicable, a Mortgage Loan or a Mezzanine Loan.

            "Collateral Obligor" shall mean any obligor under any Collateral Loan, any issuer of any security comprising any portion of the Collateral and any entity in which an Equity Interest comprises any portion of the Collateral.

            "Collateral Report" shall mean the collateral schedule and exception report prepared by Custodian pursuant to the Custodial Agreement.

            "Collateral Schedule" shall mean a list of Eligible Collateral to be pledged pursuant to this Loan Agreement, attached to a Custodial Identification Certificate setting forth, as to each item of Eligible Collateral, the applicable information for such Collateral Type specified on Annex 1 to the Custodial Agreement.

            "Collateral Type" shall mean CMBS and Other Approved Collateral.

            "Collateral Value" shall mean, with respect to each item of Eligible Collateral, the Asset Value of such Eligible Collateral multiplied by the applicable Advance Rate set forth in the definition of "Eurodollar Rate Spread" set forth herein or as otherwise defined or limited herein; provided, that, the Collateral Value shall be deemed to be zero or such greater amount as determined by Lender in respect of each item of Eligible Collateral (1) in respect of which there is a breach of a representation or warranty by a Collateral Obligor, (2) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of 30 days (such period to include any applicable grace periods) unless otherwise approved by Lender, or
(3) which has been released from the possession of Custodian under the Custodial Agreement to Borrower for a period in excess of 14 days.

            "Collection Account" shall mean one or more accounts established by the Servicer subject to a security interest in favor of Lender, into which all Collections shall be deposited by the Servicer.

            "Collections" shall mean, collectively, all collections and proceeds on or in respect of the Collateral, excluding collections required to be paid to the Servicer or a borrower on the Collateral.

            "Conduit Loan" shall mean a Mortgage Loan, secured by a first mortgage on a real property, that in Lender's determination, satisfies the following criteria: (i) principal balance not exceeding $40,000,000.00; (ii) interest at a fixed rate with prepayment protection satisfactory to Lender;
(iii) single-asset, bankruptcy remote property owner complying with all nationally recognized statistical rating agency requirements; (iv) no subordinate financing and mortgage and organizational documents prohibiting subordinate financing or unsecured financing not otherwise subject to intercreditor agreements satisfactory to rating agencies; (v) debt service coverage ratio (as determined by Lender in its sole discretion) of not less than 1.25:1 or such higher debt service coverage ratio as may be required by rating agencies; (vi) not having any characteristics that would impair the rating of any securities issued pursuant to a securitization that included a substantial component of mortgages similar to such mortgage; and (vii) in full compliance with such other "conduit" underwriting and structuring requirements as Lender shall establish from time to time.

            "control" shall mean possession of the power, directly or indirectly, to (a) vote more than fifty percent (50%) of the voting securities having ordinary power for the election of directors of an entity, or (b) direct or cause the direction of the management and policies of such entity, whether by contract or otherwise.

            "Custodial Agreement" shall mean the Custodial Agreement, dated as of the date hereof, among Borrower, Custodian and Lender, substantially in the form of Exhibit B hereto, as the same shall be modified and supplemented and in effect from time to time.

            "Custodial Identification Certificate" shall mean the certificate executed by Borrower in connection with the pledge of Eligible Collateral to Lender in the form of Annex 3 to the Custodial Agreement.

            "Custodian" shall mean LaSalle National Bank as custodian under the Custodial Agreement, and its successors and permitted assigns thereunder.

            "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

            "Diligence Materials" means the Preliminary Due Diligence Package together with the materials requested in the Supplemental Due Diligence List.

            "Direct Mortgage" means a recorded mortgage or deed of trust in favor of Lender on real property.

            "Dollars" and "$" shall mean lawful money of the United States of America.

            "Drawdown Fee" shall mean, for each Loan with respect to any particular item of Eligible Collateral, an amount equal to the product of 0.25% and the principal amount of such Loan; provided, however, that (a) the Drawdown Fee shall be equal to zero to the extent that such Loan is to be made with respect to a Conduit Loan as Collateral, (b) the Drawdown Fee applicable solely to the Original Lazard Collateral shall be an amount equal to the product of (i)
 .50% multiplied by (ii) the principal amount of the Loan made by Lender to Borrower in respect of such Original Lazard Collateral and (c) with respect to any other such item of Eligible Collateral, borrowings which are repaid and subsequently reborrowed will not be charged a subsequent Drawdown Fee. Borrower shall not be required to pay a Drawdown Fee in connection with any Loan advanced with respect to the Additional Lazard Collateral.

            "Due Diligence Review" shall mean the performance by Lender of any or all of the reviews permitted under Section 11.15 hereof with respect to any or all of the Collateral, as desired by Lender from time to time.

            "Effective Date" shall mean the date upon which the conditions precedent set forth in Section 5.01 shall have been satisfied.

            "Eligible Collateral" shall mean CMBS and Other Approved Collateral as to which the representations and warranties in Section 6.10 hereof are correct.

            "Equity Interest" shall mean any interest in a Person constituting a share of stock or a partnership or membership interest or other right or interest in a Person not characterized as indebtedness under GAAP.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Borrower is a member.

            "Eurocurrency Reserve Requirements" shall mean, for any day as applied to a Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including without limitation basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such Governmental Authority.

            "Eurodollar Base Rate" shall mean, with respect to any Eurodollar Contract Period, the rate per annum equal to the rate appearing at page 3750 of the Telerate Screen as 30, 60 or 90 day LIBOR on the second Business Day prior to the commencement of any Eurodollar Contract Period, and if such rate shall not be so quoted, the rate per annum at which Lender is offered Dollar deposits at or about 10:00 A.M., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Loans are then being conducted for delivery on such day for a period of 30, 60 or 90 days and in an amount comparable to the amount of the Loans to be outstanding on such day.

            "Eurodollar Contract Period" means, with respect to each Loan, a period determined by Borrower from time to time on the second Business Day prior to the expiration of each prior Eurodollar Contract Period as the period for which a Eurodollar Base Rate shall be in effect, which period shall be thirty
(30) days, sixty (60) days or ninety (90) days (or if Borrower shall make no determination, thirty (30) days) and the number of days in such period being subject to adjustment as follows: (a) in no event shall a Eurodollar Contract Period extend beyond the Termination Date; (b) each such period shall end on the day immediately preceding the Payment Date which occurs approximately thirty
(30) days, sixty (60) days or ninety (90) days, as applicable, after the commencement of the period chosen by Borrower; and (c) the initial Eurodollar Contract Period with respect to each Asset-Specific Loan Balance shall commence on the related Funding Date and each succeeding Eurodollar Contract Period shall commence on the day on which the immediately preceding Eurodollar Contract Period shall expire.

            "Eurodollar Rate" shall mean, with respect to each day a Loan is outstanding, a rate per annum determined by Lender in its sole discretion in accordance with the following formula (rounded upwards to the nearest 1/100th of one percent), which rate as determined by Lender shall be conclusive absent manifest error by Lender:

                             Eurodollar Base Rate
                         -------------------------------
                         1.00 minus Eurocurrency Reserve
                                  Requirements

            "Eurodollar Rate Spread" means (A) as to each Advance Rate the applicable Eurodollar Rate Spread set forth below opposite such Advance Rate for the applicable Collateral type, or such other Eurodollar Rate Spread as may be mutually agreed to by Borrower and Lender:

- -----------------------------------------------------------------------------------------------
           Collateral Type                   Advance      Eurodollar Rate Spread (expressed as
                                              Rate         percentage points per annum and as
                                                                    basis points)



- -----------------------------------------------------------------------------------------------
Conduit Loan                                 90%            1.25%        125bp
- -----------------------------------------------------------------------------------------------
Non-Conduit Mortgage Loans
   First Mortgage (75% LTV maximum)          85%            1.75%        175bp

- -----------------------------------------------------------------------------------------------
   Subordinate Mortgage Loans, Mezzanine
   Loans, CMBS and Equity Interests*
                                             70%            2.25%        225bp
Lazard Collateral                            70%            2.63%        263bp

- -----------------------------------------------------------------------------------------------

* Solely for illustrative purposes, Borrower and Lender agree that the following example of a transaction illustrates their intent: with respect to an item of Collateral for which the appraised value of the underlying real property is $100,000,000, on which Mortgage Loans and Mezzanine Loans have been made in the aggregate amount of $85,000,000, with Lender advancing hereunder 85% of a 75% LTV ($63,750,000), plus 70% of a subordinate Mortgage Loan or Mezzanine Loan (70% of $10,000,000 equals $7,000,000), the aggregate loans from Lender to Borrower would equal $70,750,000, resulting in a 83.24% underlying loan-to-loan value. In addition, Lender will finance loans originated by Borrower with an aggregate underlying LTV up to 90% and above 90% on a case-by-case basis. The Eurodollar Rate Spread may exceed the levels set forth above on loans with underlying LTVs in excess of 90%.

and (B) notwithstanding anything set forth in clause (A) to the contrary, in the event the Termination Date shall be extended pursuant to the terms hereof, for the period from and after June 30, 2001 to, and including, the date the Loans are repaid in full, as to each Advance Rate the sum of (x) the applicable Eurodollar Rate Spread set forth opposite such Advance Rate for the applicable Collateral type in clause (A) above, plus (y) .25 percent, or 25 basis points, per annum.

            "Eurodollar Substitute Rate" means a rate of interest equal to (a) the Base Rate minus (b) Two and eighty-five hundredths percent (2.85%) per annum (285 basis points).

            "Event of Default" shall have the meaning provided in Section 8 hereof.

            "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by Lender from three federal funds brokers of recognized standing selected by Lender.

            "Funding Costs" shall mean, collectively, the actual costs to Lender of breaking a Eurodollar contract (or costs that would have been incurred if Lender had entered into and broken a Eurodollar contract for a Eurodollar Contract Period as requested by Borrower) prior to the expiration of the Eurodollar Contract Period applicable thereto in connection with (a) any prepayment (whether voluntary or involuntary) of all or any portion of an Asset-Specific Loan Balance or other principal repayments required or permitted under the Security Documents, that is made at any time other than at the expiration of the related Eurodollar Contract Period, (b) any voluntary or involuntary acceleration of the Termination Date, such that the Termination Date occurs on any date that is not the expiration date of the Eurodollar Contract Period with respect to any Asset-Specific Loan Balance, and (c) any other set of circumstances not attributable solely to Lender's acts. Subject to the foregoing, Funding Costs shall not include any diminution in yield suffered by Lender upon re-lending or re-investing the principal of the Loan after any prepayment of the Loan.

            "Funding Date" shall mean the date on which a Loan is made hereunder.

            "GAAP"  shall  mean   generally   accepted   accounting   principles
consistently applied as in effect from time to time in the United States.

            "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over any obligor on any underlying loan, Borrower, any of its Subsidiaries or any of its properties.

            "Guarantee" shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other
Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a Mortgaged Property, to the extent required by Lender. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have correlative meanings.

            "Indebtedness" shall mean, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general partnerships of which such Person is a general partner.

            "Interest Rate Protection Agreement" shall mean, with respect to any or all of the Mortgage Loans and Mezzanine Loans, any short sale of US Treasury Securities, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by any obligor on any underlying loan or Borrower (specifically with respect to such items of Collateral) and acceptable to Lender.

            "Lazard Collateral" means the Original Lazard Collateral and the Additional Lazard Collateral.

            "Lazard Parties" means, collectively, LFSRI II SPV REIT Corp., Senior Quarters Funding Corp., LF Strategic Realty Investors II L.P., LFSRI II - CADIM Alternative Partnership L.P. and LFSRI II Alternative Partnership L.P.

            "Lender" shall have the meaning provided in the heading hereto.

            "Lien" shall mean any mortgage, lien, pledge, charge, encumbrance, security interest or adverse claim.

            "Loan" and "Loans" shall have the meanings provided in Section 2.01(a) hereof.

            "Loan Agreement" shall mean this Amended and Restated CMBS Loan Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Loan Documents" shall mean, collectively, this Loan Agreement, the Supplemental Terms and Conditions (Rule 15a-6 Annex), the Note and the Custodial Agreement.

            "LTV" shall mean, as to any Eligible Collateral, the ratio that (x) the aggregate outstanding principal balances of all loans (including Loans hereunder) and preferred equity interests secured in whole or in part by real property or direct or indirect beneficial interests therein relating to such Eligible Collateral bears to (y) the value, determined by an Appraisal reasonably acceptable to Lender, of the real property (together with all applicable appurtenant interests and subject to all applicable liens, encumbrances and tenancies), or direct or indirect beneficial interests which form the basis of such Eligible Collateral.

            "Material  Adverse  Effect" shall mean a material  adverse effect on
(a) the Property, business, operations, financial condition or prospects of Borrower taken as a whole, (b) the ability of Borrower to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of Lender under any of the Loan Documents, (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith or (f) the aggregate value of the Collateral.

            "Maximum Advance Rate" shall mean, as to any item of Eligible Collateral, the maximum Advance Rate that shall be determined by Lender in Lender's sole and absolute discretion; provided, that, with respect to the specific categories of Eligible Collateral referred to in the definition of Eurodollar Rate Spread, the Maximum Advance Rate shall not exceed the respective Advance Rates set forth in such definition.

            "Maximum Credit" shall mean Two Hundred Fifty Million Dollars ($250,000,000.00); provided, however, that if, in each case, no Default or Event of Default shall have occurred and shall be continuing, Borrower shall be entitled upon the delivery of one or more written notices to Lender on any Business Day (or Days) prior to June 30, 2001 to increase the Maximum Credit to an amount up to Three Hundred Million Dollars ($300,000,000.00) upon the payment, in each case, by Borrower to Lender of an amount equal to (i) the amount of the requested increase in the Maximum Credit set forth in such notice multiplied by (ii) 30 basis points (0.30%) multiplied by (iii) the quotient of
(x) the number of days from (and including) the day of such request to (and including) the Termination Date divided by (y) the number of days from and after the date hereof to, and including, the Termination Date (the "Maximum Credit Increase Fee"); provided, that, in the event the Affiliate Credit Facility closes prior to the payment of a portion, or all, of the Maximum Credit Increase Fee hereunder, Borrower shall not be required to pay the Maximum Credit Increase Fee to the extent that an equal fee is paid by the borrower under the Affiliate Credit Facility for credit availability thereunder in excess of $150,000,000; and provided, further, however, that the Maximum Credit under this Loan Agreement shall be reduced by an amount equal to the sum of (A) the amount from time to time outstanding under the Conduit Loan Agreement, such that in no event shall the aggregate amount outstanding under this Loan Agreement and the Conduit Loan Agreement exceed $250,000,000 (or, in the event the Maximum Credit has from time to time been increased in an amount up to $300,000,000 pursuant to the terms hereof, such amount) and (B) an amount equal to the excess over $100,000,000 of the amount from time to time outstanding under the Affiliate Credit Facility, such that in no event shall the aggregate amount outstanding under this Loan Agreement, the Conduit Loan Agreement and the Affiliate Credit Facility exceed $350,000,000 (or, in the event the Maximum Credit has been increased to $300,000,000 pursuant to the terms hereof, such amount plus $100,000,000).

            "Mezzanine Loan" shall mean a loan secured by a pledge of Equity Interests in one or more entities holding direct or indirect beneficial interests in an entity owning (or having a ground lease interest in) a commercial or multi-family residential property, preferred equity interests or a second mortgage.

            "Monthly Statement" shall mean, for each calendar month during which this Loan Agreement shall be in effect, Borrower's reconciliation in arrears of beginning balances, interest, principal, paid-to-date and ending balances for each asset constituting the Collateral, together with (a) an Officer's Certificate with respect to all Collateral pledged to Lender as at the end of such month, (b) a written report of any developments or events that are reasonably likely to have a Material Adverse Effect, (c) a written report of any and all written modifications to any documents underlying any items of Collateral and (d) such other internally prepared reports as mutually agreed by Borrower and Lender which reconciliation, Officer's Certificate and reports shall be delivered to Lender for each calendar month during the term of this Loan Agreement within ten (10) days following the end of each such calendar month.

            "Mortgage" shall mean the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a valid lien on the fee or leasehold interest in real property securing the Mortgage Note and the assignment of rents and leases related thereto.

            "Mortgage Loan" shall mean a mortgage loan (including, without limitation, a Conduit Loan) which Custodian has been instructed to hold for Lender pursuant to the Custodial Agreement, and which Mortgage Loan includes, without limitation, (i) the indebtedness evidenced by a Mortgage Note and secured by a related Mortgage and (ii) all right, title and interest of Borrower in and to the Mortgaged Property covered by such Mortgage.

            "Mortgage Note" shall mean the original executed promissory note or other evidence of the indebtedness of a mortgagor with respect to a Mortgage Loan.

            "Mortgaged Property" shall mean the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other Collateral securing repayment of the debt evidenced by a Mortgage Note.

            "MS & Co." shall mean Morgan Stanley & Co. Incorporated, a registered broker-dealer.

            "MSDWMC" shall mean Morgan Stanley Dean Witter Mortgage Capital Inc., formerly known as Morgan Stanley Mortgage Capital Inc.

            "MS Indebtedness" shall mean all Indebtedness from time to time owed by Borrower to Lender or any Affiliate of Lender including, without limitation, under this Loan Agreement, the Conduit Loan Agreement, or any repurchase or other agreement between Lender, or an Affiliate of Lender, and Borrower.

            "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been or are required to be made by Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA.

            "'Non-Table' Funded Eligible Collateral" shall mean the items of Eligible Collateral as described in Section 2.03(e) of this Loan Agreement.

            "Note" shall mean the promissory note provided for by Section 2.02(a) hereof for Loans and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be modified, amended, supplemented or extended and in effect from time to time including, without limitation, that certain Amended and Restated Promissory Note dated as of June 8, 1998 by Borrower to Lender in the form attached hereto as Exhibit A given in substitution for, and replacement of, that certain amended and restated promissory note dated as of June 30, 1998 by Borrower to Lender.

            "Officer's Certificate" shall mean the certificate of a Responsible Officer as set forth in Section 5.02(b) hereof.

            "Original Lazard Collateral" means the Eligible Collateral set forth in that certain request for borrowing dated as of June 30, 1999 delivered by Borrower to Lender in connection with that certain Second Amendment to CMBS Loan Agreement dated as of June 30, 1999 between Borrower and Lender.

            "Other Approved Collateral" shall mean such other Property of Borrower as Lender shall accept as Collateral for the Loans.

            "Payment Date" shall mean, with respect to each Loan, the first Business Day of each calendar month following the related Funding Date.

            "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

            "Permitted   Investments"   shall  mean  any  United  States  dollar
denominated investment that, as at the date of determination, is one or more of the following obligations or securities:

            (1) direct registered obligations of, and registered obligations the timely payment of principal and interest on which is fully and expressly guaranteed by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are expressly backed by the full faith and credit of the United States of America;

            (2) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities so long as the commercial paper and/or the debt obligations of such depositary institution or trust company (or, in the case of the principal depositary institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment have a credit rating of not less than "Aa2" by Moody's and "AA" by Standard & Poor's, in the case of long-term debt obligations, or "P-1" by Moody's and "A-1+" by Standard & Poor's in the case of commercial paper and short-term debt obligations; provided, that in the case of commercial paper and short-term debt obligations with a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment a long-term credit rating of not less than "Aa2" by Moody's and "AA" by Standard & Poor's;

            (3) unleveraged repurchase obligations with respect to (a) any security described in clause (1) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depositary institution or trust company (acting as principal) described in clause (2) above or entered into with a corporation (acting as principal) whose long-term rating is not less than "Aa2" by Moody's and "AA" by Standard & Poor's or whose short-term credit rating is "P-1" by Moody's and "A-1+" by Standard & Poor's at the time of such investment; provided, that if such security has a maturity of long than 91 days, the issuer thereof must also have at the time of such investment a long-term credit rating of not less than "Aa2" by Moody's and "AA" by Standard & Poor's;

            (4) Registered securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that have a credit rating of not less than "Aa2" by Moody's and "AA" by Standard & Poor's at the time of such investment or contractual commitment providing for such investment;

            (5) commercial paper or other short-term obligations having at the time of such investment a credit rating of "P-1" by Moody's and "A-1+" by Standard & Poor's and that are Registered and either are bearing interest or are sold at a discount from the face amount thereof and have a maturity of not more than 183 days from their date of issuance; provided, that if such security has a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment a long-term credit rating of not less than "Aa2" by Moody's and "AA" by Standard & Poor's;

            (6) a Reinvestment Agreement issued by any bank (if treated as a deposit by such bank), or a Registered Reinvestment Agreement issued by any insurance company or other corporation or entity, in each case that has a credit rating of not less than "P-1" by Moody's and "A-1+" by Standard & Poor's;
provided, that if such security has a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment a long-term credit ratting of not less than "Aa2" by Moody's and "AA" by Standard & Poor's;

            (7) money market funds with respect to any investments described in clauses (1), (2), (3), (4) or (5) above having at the time of such investment, a credit rating of not less than "Aa2" by Moody's and "AA" by Standard & Poor's;

            (8) any other investment similar to those described in clauses (1) through (7) above which has, in the case of an investment with a maturity of 91 days or less, a credit rating of not less than "P-1" by Moody's and "A-1+" by Standard & Poor's;

            provided, however, that Eligible Investments shall not include: (1) any interest-only security, (2) any security whose repayment is subject to substantial non-credit related risk as determined in the reasonable business judgment of Lender (which judgment shall not be called into question as a result of subsequent events), or (3) any security subject to U.S. withholding tax or foreign withholding tax unless the issuer of the security is required to make "gross-up" payments for the full amounts of such tax; and provided, further, that, the term "Eligible Investments" shall not include any obligation or security that has a rating by Standard & Poor's that includes the symbol "r".

            "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

            "Plan" shall mean an employee benefit or other plan established or maintained by Borrower or any ERISA Affiliate during the five-year period ended immediately before the date of this Loan Agreement or to which Borrower or any ERISA Affiliate makes, is obligated to make or has, within the five-year period before the date of this Loan Agreement, been required to make contributions and that is covered Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, other than a Multiemployer Plan.

            "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount under this Loan Agreement, the Note or any other Loan Document that is not paid when due to Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 4% per annum plus the Base Rate.

            "Preliminary Due Diligence Package" means with respect to any proposed Collateral, the following due diligence information relating to such proposed Collateral to be provided by Borrower to Lender pursuant to this Loan
Agreement:

            (i) a summary memorandum outlining the proposed transaction, including potential transaction benefits and all material underwriting risks, all Underwriting Issues and all other characteristics of the proposed transaction that a prudent lender would consider material;

            (ii) current rent roll, if applicable;

            (iii)  cash  flow  pro  forma,  plus  historical   information,   if
available;

            (iv) description of the property (real property, pledged loan or other Collateral);

            (v) indicative debt service coverage ratios;

            (vi) indicative loan-to-value ratio;

            (vii) Borrower's or any affiliate's relationship with its potential underlying borrower or any affiliate;

            (viii) if applicable, Phase I environmental report (including asbestos and lead paint report);

            (ix) if applicable, engineering and structural reports;

            (x) third party reports, to the extent available and applicable, including:

                (a) current Appraisal;

                (b)  Phase  II  or  other  follow-up   environmental  report  if
            recommended in Phase I;

                (c) seismic reports; and

                (d) operations and maintenance plan with respect to asbestos containing materials;

            (xi) analyses and reports with respect to such other matters concerning the Collateral as Lender may in its sole discretion require;

            (xii) documents comprising such Collateral, or current drafts thereof, including, without limitation, underlying debt and security documents, guaranties, underlying borrower's organizational documents, warrant agreements, and loan and collateral pledge agreements, as applicable; and

            (xiii) a list that specifically and expressly identifies any Collateral Documents that relate to such Collateral but are not in Borrower's possession.

            "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

            "Regulations T, U and X" shall mean Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

            "Responsible Officer" shall mean, as to any Person, the chief executive officer, any vice chairman and the chief financial officer of such Person or, for the purpose of executing certificates, the vice president and counsel responsible therefor.

            "Secured Obligations" shall have the meaning provided in Section 4.01(a) hereof.

            "Security  Documents"  means this Loan Agreement,  the Note, and all other agreements, instruments, certificates and documents delivered by or on behalf of Borrower to evidence or secure the Loan(s) or otherwise in satisfaction of the requirements of this Loan Agreement, or the other documents listed above as same may be amended or modified from time to time.

            "Servicer" shall have the meaning provided in Section 11.14(c) hereof.

            "Servicing Agreement" shall have the meaning provided in Section 11.14(c) hereof.

            "Servicing Records" shall have the meaning provided in Section 11.14(b) hereof.

            "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

            "Supplemental Due Diligence List" means, with respect to any proposed Collateral, information or deliveries concerning such proposed Collateral, such items that Lender shall request in addition to the Preliminary Due Diligence Package including, without limitation, a credit approval memorandum representing the final terms of the underlying transaction, a final LTV ratio computation and a final debt service coverage ratio computation for such proposed Collateral.

            "'Table Funded' Eligible Collateral" shall mean the items of Eligible Collateral as described in Section 2.03(e) of this Loan Agreement.

            "Tangible Net Worth" shall mean, as of a particular date,

            (a) all amounts which would be included under capital (it being agreed that any convertible trust preferred securities will be included as capital) on a balance sheet of Borrower at such date, determined in accordance with GAAP, less

            (b) amounts owing to Borrower from Affiliates and (ii) intangible assets.

            "Termination Date" shall mean June 30, 2001 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law; provided, however, that in the event that (i) this Agreement shall not have been earlier terminated and (ii) no Default shall have occurred and be continuing on June 30, 2001, the Termination Date shall be automatically extended to March 31, 2002.

            "Title Insurance Policy" shall mean, with respect to any real property underlying a Collateral Loan, a mortgagee's title insurance policy or policies issued to Lender and Lender's successors and assigns (or, subject to the prior written approval of Lender, an endorsement to Borrower's title insurance policy insuring the collateral assignment to Lender of the applicable mortgage) by one or more title companies reasonably satisfactory to Lender, which policy or policies shall be in form and substance reasonably acceptable to Lender, with such endorsements as Lender shall reasonably require and, with respect to any Collateral Loan, a mortgagee's title insurance policy or policies issued to Lender and Lender's successors and/or assigns by one or more title companies reasonably satisfactory to Lender reflecting Lender's interest in such Collateral Loan.

            "Total Indebtedness" shall mean, for any period, the aggregate Indebtedness of Borrower during such period less the amount of any nonspecific balance sheet reserves maintained in accordance with GAAP.

            "Transaction Costs" shall mean, with respect to any Loan, all actual out-of-pocket reasonable costs and expenses paid or incurred by Lender and payable by Borrower relating to the making of such Loan (including legal fees and other fees described in Section 11.03 hereof). Lender shall endeavor to limit the Transaction Costs associated with such Loan (excluding the initial
Loan) to $5,000, but the foregoing shall not limit Borrower's obligations with respect to Transaction Costs or constitute a "cap" on Transaction Costs for any Loan. Transaction Costs shall not include costs incurred by Lender for overhead and general administrative expenses.

            "Trust Receipt" shall mean the receipt delivered by Custodian pursuant to the provisions of Section 4 of the Custodial Agreement acknowledging receipt of a Collateral File in connection with a Loan hereunder in the form of Annex 2 to the Custodial Agreement.

            "Underwriting Issues" means with respect to any Collateral as to which Borrower intends to request a Loan, all information that has come to Borrower's attention, based on the making of reasonable inquiries and the exercise of reasonable care and diligence under the circumstances, which would be considered a materially "negative" factor (either separately or in the aggregate with other information), or a material defect in loan documentation or closing deliveries (such as any absence of any material Collateral Document(s)), to a reasonable institutional lender in determining whether to originate or acquire the Collateral in question.

            "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

            1.02.  Accounting  Terms and  Determinations.  Except  as  otherwise
expressly   provided   herein,   all  accounting  terms  used  herein  shall  be
interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to Lender hereunder shall be prepared, in accordance with GAAP.

            Section 2. Loans, Note and Prepayments.

            2.01. Loans.

            (a) Lender agrees to consider, as provided herein, from time to time Borrower's requests that Lender make, on the terms and conditions of this Loan Agreement, loans (each, individually, a "Loan" and, collectively, the "Loans") to Borrower in Dollars, from and including the Effective Date to and including June 30, 2001, in an aggregate principal amount at any one time outstanding up to but not exceeding the Maximum Credit as in effect from time to time. Nothing in this Loan Agreement shall be interpreted as a commitment by Lender to make any Loans, but rather sets forth the procedures to be used in connection with periodic requests for Loans and the conditions to the making of any Loans. Borrower hereby acknowledges that Lender is under no obligation to agree to make, or to make, any Loan pursuant to this Loan Agreement.

            (b) Subject to the terms and conditions of this Loan Agreement, during such period Borrower may borrow, prepay and reborrow hereunder.

            2.02. Notes.

            (a) The Loans made by Lender shall be evidenced by a single promissory note of Borrower substantially in the form of Exhibit A hereto, dated the date hereof, payable to Lender in the principal amount of Three Hundred Million Dollars ($300,000,000.00), as otherwise duly completed; provided, however, that until such time as Borrower has satisfied all conditions precedent to the increase of the Maximum Credit amount from $250,000,000.00 to $300,000,000.00, Borrower shall not be permitted to borrow amounts in excess of $250,000,000.00. Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise and shall have the right to sell participating interests in such Note; provided, however, that Lender must retain (i) in excess of fifty percent (50%) ownership interest in the Note and (ii) control over all decisions with respect to loan pricing and the exercise of remedies with respect to each item of Collateral; and provided, further, however, that Lender may subject up to one hundred percent (100%) of the Loans made hereunder to a repurchase agreement.

            (b) The date, amount and interest rate of each Loan made by Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by Lender on its books and, prior to any transfer of the Note, endorsed by Lender on the schedule attached to the Note or any continuation thereof; provided that the failure of Lender to make any such recordation or endorsement shall not affect the obligations of Borrower to make a payment when due of any amount owing hereunder or under the Note in respect of the Loans.

            2.03. Procedures for Borrowing.

            (a) Preliminary Approval of Proposed Collateral.

                (i) Borrower may, from time to time, submit to Lender a Preliminary Due Diligence Package for Lender's review and approval in order to request a borrowing hereunder with respect to any proposed Collateral that Borrower proposes to pledge to Lender and to be included in the Borrowing Base in connection with such borrowing.

                (ii) Upon Lender's receipt of a complete Preliminary Due Diligence Package, Lender within two (2) Business Days shall have the right to request, in Lender's sole and absolute discretion, additional diligence materials and deliveries that Lender shall specify on a Supplemental Due Diligence List. Upon Lender's receipt of all of the Diligence Materials or Lender's waiver thereof, Lender, within five (5) Business Days, shall either (i) notify Borrower of the Maximum Advance Rate (which may be less than the Advance Rate set forth in the definition of Eurodollar Rate Spread) and the Asset Value for the proposed Collateral or (ii) deny, in Lender's sole and absolute discretion, Borrower's request for an advance. Lender's failure to respond to Borrower within five (5) Business Days following receipt of all Diligence Materials or
            Lender's written waiver thereof shall be deemed to be a denial of Borrower's request for an advance, unless Lender and Borrower have agreed otherwise in writing. Nothing in this Section 2.03(a)(ii) or elsewhere in this Loan Agreement shall, or be deemed to, prohibit Lender from determining in its sole discretion the adequacy, correctness and appropriateness of, or from disapproving, any and all financial and other underwriting data required to be supplied by Borrower under this Loan Agreement.

            (b) Final Approval of Proposed Collateral. Upon Lender's notification to Borrower of the Maximum Advance Rate and the Asset Value for any proposed Collateral, Borrower shall, if Borrower desires to obtain one or more advances secured by such proposed Collateral, satisfy the conditions set forth below (in addition to satisfying the conditions precedent to obtaining each advance, as set forth in Section 5 of this Loan Agreement) as conditions precedent to Lender's approval of such proposed Collateral as Collateral, all in a manner, and pursuant to documentation, satisfactory in all respects to Lender and its counsel:

                (i) Environmental and Engineering.  If applicable,  Lender shall have received an Environmental Report and an Engineering Report, each in form and substance satisfactory to Lender, by an Engineer and Environmental Consultant listed on Schedules 3 and 4 attached hereto, respectively, as each such schedule may be amended from time to time by Lender in its reasonable discretion.

                (ii) Appraisal. If applicable, Lender shall have received an Appraisal.

                (iii) Insurance. With respect to proposed Collateral that is real property, Lender shall have received certificates or other evidence of insurance demonstrating insurance coverage in respect of such real property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Collateral Documents or the Security Documents. Such certificates or other evidence shall indicate Borrower, as lender, will be named as an additional insured as its interest may appear and shall contain a loss payee endorsement in favor of such additional insured with respect to the property policies required to be maintained under the Collateral Documents.

                (iv) Survey.  With respect to a Mortgage  Loan, a Mezzanine Loan or an Equity Interest, to the extent obtained by Borrower from the Collateral Obligor with respect to any item of Collateral at the origination of the underlying loan or equity interest, as the case may be, relating thereto, Lender shall have received with respect to proposed Collateral that is real property, a current Survey of such real property in a form satisfactory to Lender.

                (v) Lien Search Reports.  Lender or Lender's  counsel shall have received, as reasonably requested by Lender, satisfactory reports of UCC, tax lien, judgment and litigation searches and title reports and updates, as applicable, conducted by search firms and/or title companies acceptable to Lender with respect to the Collateral, Borrower and the related underlying obligor, such searches to be conducted in each location Lender shall reasonably designate.

                (vi) Title Insurance Policy. (A) With respect to a Mortgage Loan, Borrower shall have delivered to Lender (1) an unconditional commitment to issue title insurance policies in favor of Lender and Lender's successors and/or assigns with respect to Lender's interest in the related real property with an amount of insurance that shall be not less than the related Asset-Specific Loan Balance (taking into account the proposed advance) or such other amount as Lender shall require in its sole discretion or (2) an endorsement or confirmatory letter from the existing title company to the existing Title Insurance Policy in favor of Lender and Lender's successors and/or assigns that amends the existing title insurance policy by stating that the amount of the insurance is no less than the related Asset-Specific Loan Balance (taking into account the proposed advance) or such other amount of title coverage as Lender shall require in its sole discretion.

                (B) With  respect  to a  Mezzanine  Loan or an Equity  Interest,
            Borrower shall have delivered to Lender such evidence as Lender, in its sole discretion, shall require of the ownership of the real property underlying such item of Collateral including, without limitation, a copy of a title insurance policy dated a date, and by a title insurer, in each case acceptable to Lender in its sole discretion, showing that title is vested in the related Collateral Obligor or in an entity in whom such Collateral Obligor holds a beneficial interest.

                (vii) Security Documents. Borrower shall have executed and delivered to Lender, in form and substance satisfactory to Lender and its counsel, all security documents perfecting Lender's security interest in the proposed Collateral (and in any Interest Rate Protection Agreements held by Borrower with respect thereto) which shall be subject to no Liens except as expressly permitted by
            Lender. Each of the security documents shall contain such representations and warranties concerning the proposed Collateral and such other terms as shall be reasonably satisfactory to Lender.

                (viii)Opinions of Counsel. Lender shall have received from counsel to Borrower its legal opinion as to enforceability of this Loan Agreement and all documents executed and delivered hereunder in connection with such Loan, (at Lender's option) an opinion from local counsel where the applicable property is located and an opinion to Borrower and its successors and assigns from counsel to the underlying obligor on the underlying loan transaction, as applicable, as to enforceability of the loan documents governing such transaction and such other matters as Lender shall require (including, without limitation, opinions as to due formation, authority, choice of law and perfection of security interests). Such legal opinions shall be addressed to Lender and its successors and assigns, dated the related Funding Date, and in form and substance reasonably satisfactory to Lender.

                (ix) Additional  Real Estate Matters.  To the extent obtained by
            Borrower from the Collateral Obligor relating to any item of Collateral at the origination of the underlying loan or equity interest relating thereto, Borrower shall have delivered to Lender such other real estate related certificates and documentation as may have been requested by Lender, such as (i) certificates of occupancy and letters certifying that the property is in compliance with all applicable zoning laws, each issued by appropriate Governmental Authority and (ii) abstracts of all Leases in effect at the real property relating to such Collateral.

                (x) Other  Documents.  Lender  shall  have  received  such other documents as Lender or its counsel shall request with respect to each or any item of Collateral.

            (c) Collateral Approval or Disapproval. Within two (2) Business Days following the date upon which Borrower has tendered performance of the conditions enumerated in Sections 2.03(b)(i) through (x), or has delivered such items or documents fully executed, if applicable, in final form, Lender shall either (i) if the Collateral Documents or the Security Documents with respect to the proposed Collateral are not reasonably satisfactory in form and substance to Lender, notify Borrower that Lender has not approved the proposed Collateral as Collateral or (ii) notify Borrower and Bailee that Lender has approved the proposed Collateral as Collateral and such notice shall identify the documents to be delivered to Custodian in connection with such proposed Collateral pursuant to Sections 2.03 and 5 of this Loan Agreement and shall identify the party whom Lender shall designate to record and/or file, as the case may be, any security documents necessary to perfect Lender's security interest in the Eligible Collateral. The terms of delivery and filing and/or recordation of such security documents shall be set forth in a separate agreement between Lender and its designee. Lender's failure to respond to Borrower within two (2) Business Days shall be deemed to be a denial of Borrower's request that Lender approve the proposed Collateral, unless Lender and Borrower have agreed otherwise in writing.

            (d) Procedure for Borrowing with Respect to Eligible Collateral. Once Lender has approved the Collateral in accordance with Section 2.03(c) above, Borrower may request a Loan hereunder, on any Business Day during the period from and including the Effective Date to and including the Termination Date, by delivering to Lender, with a copy to Custodian, an irrevocable written request for borrowing, substantially in the form of Exhibit D attached hereto, which request must be received by Lender prior to 11:00 a.m., New York City time, one (l) Business Day prior to the requested Funding Date. Such request for borrowing shall (1) attach a schedule identifying the Eligible Collateral that Borrower proposes to pledge to Lender and to be included in the Borrowing Base in connection with such borrowing, (2) specify the requested Funding Date, and
(3) attach an Officer's Certificate signed by a Responsible Officer of Borrower as required by Section 5.02(b) hereof. Contemporaneously with the delivery of the request for borrowing, Borrower shall deliver to Lender with a copy to Custodian, a Custodial Identification Certificate along with the accompanying Collateral Schedule with respect to all proposed Eligible Collateral to be pledged to Lender on the applicable Funding Date.

            (e) Delivery of Collateral Files and Security Documents.

      "Non-Table Funded" Eligible Collateral:

            1) By no later than 1:00 p.m., New York City time, one (1) Business Day prior to any Funding Date, the Borrower and/or the Bailee shall deliver to the Custodian as to any Eligible Collateral on a case-by-case basis, (i) original counterparts of all Collateral Documents comprising the Collateral File, (ii) the security documents described in Section 2.03(b)(vii) above, and
(iii) to the extent applicable, any other documents, reports or updated information as Lender shall request pursuant to Section 2.03(b)(i)-(x) and
Section 5.03(b) not heretofore finally approved by Lender.

      "Table Funded" Eligible Collateral:

            1) By no later than 1:00 p.m., New York City time, on the Funding Date, the Borrower shall cause the Bailee to deliver to the Custodian by facsimile (i) as to each item of Eligible Collateral, the note, if applicable, evidencing the making of a loan secured by such Eligible Collateral, a fully executed Bailee Agreement and Bailee's Trust Receipt and Certification issued by the Bailee thereunder, (ii) as to all other categories of Eligible Collateral on a case-by-case basis, the delivery of all fully executed documents and instruments required by

Lender to comprise the Collateral File and (iii) evidence satisfactory to Lender that all documents necessary to perfect Borrower's interest in the Eligible Collateral have been delivered to a party acceptable to Lender for recordation and filing.

            2) By no later than 1:00 p.m., New York City time, on the third Business Day following the applicable Funding Date, the Borrower shall cause the Bailee to deliver to the Custodian the Collateral File.

            (f) No later than 1:00 p.m., New York City time, on each Funding Date, Borrower shall provide Custodian with a final Custodial Identification Certificate and related Collateral Schedule with respect to the Eligible Collateral to be pledged to the Lender on such Funding Date, indicating any changes, if any, from the Custodial Identification Certificate and related Collateral Schedule heretofore delivered to Lender and Custodian pursuant to
Section 2.03(d) above.

            (g) If Borrower shall deliver a request for a borrowing  pursuant to
Section 2.03(d) hereof and all conditions precedent set forth in Sections 2.03(a), 2.03(b), 2.03(c), 5.01 and 5.02 have been met, and provided no Default or Event of Default shall have occurred and be continuing, Lender shall make a Loan to Borrower on the requested Funding Date, in the amount so requested and approved by Lender.

            (h) Subject to the delivery by Custodian to Borrower and Lender of a Trust Receipt with a Collateral Schedule in respect to all Collateral pledged to Lender on such Funding Date by no later then 3:00 p.m. on such date, and subject further to the provisions of Section 5 hereof, such borrowing will then be made available to Borrower by Lender transferring, via wire transfer, to the following account of Borrower: Bank of New York, 530 Fifth Avenue, New York, New York, Account No. 630-0439428 for the benefit of Capital Trust, ABA# 021-000018,
Attn: Tarryn Kone ((212) 852-4219), in the aggregate amount of such borrowing in funds immediately available to Borrower.

            (i) From time to time, the Borrower shall forward to the Custodian additional original documents or additional documents evidencing any (i) assumption, modification, consolidation or extension of a Collateral Loan, or
(iii) any amendment to the operative documents with respect to an Equity Interest, in each case approved by the Lender in accordance with the terms of this Loan Agreement and upon receipt of any such other documents, the Custodian shall hold such other documents as the Lender shall request from time to time.

            (j) With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the Borrower in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, Borrower shall deliver to Lender a true copy thereof with an Officer's Certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. The Borrower shall deliver such original documents to the Custodian promptly when they are received.

            2.04. Mandatory Prepayments or Pledge.

            (a) Lender may determine and re-determine the Borrowing Base on any Business Day and on as many Business Days as it may elect. If at any time (i) the aggregate outstanding principal amount of Loans exceeds the Borrowing Base (a "Borrowing Base Deficiency"), as determined by Lender in its sole discretion and notified to Borrower on any

Business Day, Borrower shall no later than one Business Day after receipt of such notice, or (ii) Borrower shall have received a prepayment of the principal of any loan or preferred equity interest comprising a portion of the Collateral (including, without limitation, the payment of casualty or condemnation proceeds), Borrower shall, not later than one (1) Business Day after receipt of such prepayment, either prepay the Loans in part or in whole or pledge additional Collateral (which Collateral shall be in all respects acceptable to Lender) to Lender, such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of the Loans does not exceed the Borrowing Base as re-determined by Lender after the addition of Collateral. So long as no Default or Event of Default has occurred and is then continuing, all partial repayments shall be applied against the Asset-Specific Loan Balance relating to the Loan being repaid.

            (b) If at any time under any Collateral Document evidencing Eligible Collateral (x) there is an Event of Default, or event with which the giving of notice or lapse of time or both would become an Event of Default, or (y) any representation or warranty made by or on behalf of the relevant Collateral Obligor becomes false or misleading in any material respect or (z) the relevant Collateral Obligor fails to perform or observe any material covenant or other obligation, Lender may, in its sole discretion and without regard to any determination of the Asset Value of such Eligible Collateral, notify Borrower of such occurrence and may require that the Asset-Specific Loan Balance related to the relevant Eligible Collateral be prepaid in whole or in part in the determination of Lender. Not later than one (1) Business Day after the receipt of such notice, Borrower shall prepay the Asset-Specific Loan Balance related to such Eligible Collateral. Lender may, in its sole discretion, determine and re-determine the amount to be prepaid irrespective of whether or not either (i) any statement of fact contained in any Officer's Certificate delivered pursuant to Section 5.02(b) or (ii) any representation of Borrower set forth in Section
6.13 was true to Borrower's actual knowledge.

            Section 3. Payments; Computations; Etc.

            3.01. Repayment of Loans; Interest.

            (a) Borrower hereby promises to repay in full on the Termination Date the aggregate outstanding principal amount of the Loans; provided, however, in the event the Termination Date shall be extended to March 31, 2002 pursuant to the terms hereof, Borrower promises to repay such aggregate principal amount of the Loans outstanding on June 30, 2001 by the payment on the first Business Day of each month during the Amortization Period beginning with July 1, 2001 and on the Termination Date, as extended (each, an "Installment Date") of an amount equal to the quotient of (x) the aggregate principal amount of the Loans outstanding as at June 30, 2001 divided by (y) nine (9) (such schedule of payments, the "Amortization Schedule"); provided, further, that in the event that Borrower shall repay any portion of the outstanding principal in an amount in excess of the amount then due and payable in accordance with the Amortization Schedule, the Amortization Schedule shall be recalculated such that Borrower shall repay the principal amount of the Loans outstanding on the date of such repayment (after taking such repayment into account) by the payment on each Installment Date remaining in the Amortization Period of an amount equal to the quotient of (x) the aggregate principal amount of the Loans outstanding on the date of such repayment (after taking such repayment into account) divided by (y) the number of Installment Dates remaining during the Amortization Period. Any repayment of the principal of the Loans made by Borrower to Lender subsequent to an Installment Date shall be credited at the time of such payment and applied to the payment due on next succeeding Installment Date.

            (b) Borrower hereby promises to pay (at the times set forth in subsection (c) below) to Lender interest on the unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at a rate per annum equal to the Eurodollar Rate plus the applicable Eurodollar Rate Spread. Notwithstanding the foregoing, Borrower hereby promises to pay to Lender, to the extent permitted by applicable law, interest at the applicable Post-Default Rate on any principal of any Loan and on any other amount payable by Borrower hereunder or under the Note that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Payment and acceptance of interest pursuant to this subsection shall not constitute a waiver of any Default and shall not otherwise limit or prejudice any right of Lender hereunder. In no event shall Lender be entitled to receive any proceeds received from any Collateral Obligor in connection with the refinancing and/or final distribution to Lender with respect to any Eligible Collateral to the extent same exceeds the sums provided to be paid to Lender under Section 7.16 of this Loan Agreement.

            (c) Accrued interest on each Loan shall be payable monthly in arrears on the first Business Day of each month and for the last month of the Loan Agreement on the first Business Day of such last month and on the Termination Date, except that interest payable at the Post-Default Rate shall accrue daily and shall be payable upon such accrual.

            (d) Except as otherwise prohibited pursuant to the terms and conditions of this Agreement, (including, but not limited to, the terms and conditions of Section 3.02(d) hereof), the Loans may be prepaid in whole or in part at any time upon two (2) Business Days prior written notice, without any penalty or premium; provided, however, that any such prepayment shall be accompanied by an amount representing accrued interest on the principal amount being prepaid and all other amounts then due under the Loan Documents (including, without limitation, all amounts due under Section 3 hereof). Each partial prepayment that is voluntary (as opposed to mandatory under the terms of this Loan Agreement) shall be in an amount of not less than One Hundred Thousand Dollars ($100,000). So long as no Default or Event of Default has occurred and is then continuing, each voluntary prepayment shall be applied to reduce any Asset-Specific Loan Balance as designated by Borrower to Lender in writing.

            (e) With respect to any item of Collateral, Borrower shall repay to Lender an amount equal to the amount of casualty or condemnation proceeds paid to, or for the benefit of, Borrower or any underlying obligor in respect of such item of Collateral to the extent that Borrower is not required under the underlying loan documents with Borrower's obligor to reserve, escrow, readvance or apply such proceeds for the benefit of such obligor or the underlying real property. So long as no Default or Event of Default has occurred and is then continuing, such amounts paid to Lender shall be applied in reduction of the Asset-Specific Loan Balance relating to such item of Collateral.

            3.02. Payments.

            (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by Borrower under this Loan Agreement and the Note shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Lender at an account in the United States, to be notified by MS & Co. on behalf of Lender from time to time in writing, not later than 1:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day). Borrower acknowledges that it has no rights of withdrawal from the foregoing account. Lender shall endeavor to send Borrower a detailed bill on the date which is two (2) Business Days prior to the date on which payment is due; provided, however, that the failure of Lender to send, or of Borrower to receive, such bill shall in no way affect Borrower's obligation to pay amounts due under this Loan Agreement.

            (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement or the Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

            (c) In addition to, and not in contravention of, the terms and provisions of this Loan Agreement generally governing the repayment and prepayment of Loans, on November 1, 2001 and on February 1, 2002, Borrower shall pay to Lender $1,575,000 to be applied to the Loan made in respect of the Lazard Collateral.

            (d) Notwithstanding anything to the contrary contained herein, except in connection with a Permitted Lazard Prepayment, Borrower shall not be permitted to pay any portion of the principal of the Loan made with respect to the Lazard Collateral (whether such Loan was made hereunder or under an Affiliate Credit Facility) prior to February 8, 2002. In the event that any portion of the principal of the Loan made in respect of the Lazard Collateral (whether such Loan was made hereunder or under an Affiliate Credit Facility) is prepaid (whether pursuant to Section 7.16 hereof or otherwise) on or before August 8, 2001 other than in connection with a Permitted Lazard Prepayment, Borrower shall, concurrently with such prepayment, pay to Lender the sum of $80,000 (or such portion thereof that has not been paid concurrently with the applicable prepayment under such Affiliate Credit Facility). In the event that any portion of the principal of the Loan made in respect of the Lazard
Collateral (whether such Loan was made hereunder or under an Affiliate Credit Facility) is prepaid (whether pursuant to Section 7.16 hereof or otherwise) after August 8, 2001 but on or before February 8, 2002 other than in connection with a Permitted Lazard Prepayment, Borrower shall, concurrently with such prepayment, pay to Lender the sum of $40,000 (or such portion thereof that has not been paid concurrently with the applicable prepayment under such Affiliate Credit Facility).

            (e) As used in this Section 3.02, "Permitted Lazard Prepayment" shall mean a payment of any portion of the outstanding principal of the Loan made in respect of the Lazard Collateral pursuant to, or as a result of, the terms of Section 2.04(a)(i) or Section 3.02(c) hereof.

            3.03. Computations. Interest on the Loans shall be computed on the basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Lender shall determine any rate of interest payable on Loans hereunder, and such determination shall be conclusive and binding, absent manifest error.

            3.04. U.S. Taxes.

            (a) Borrower agrees to pay to Lender such additional amounts as are necessary in order that the net payment of any amount due to Lender hereunder after deduction for or withholding in respect of any U.S. Tax (as defined below) imposed with respect to such payment (or in lieu thereof, payment of such U.S. Tax by Lender), will not be less than the amount stated herein to be then due and payable; provided that the foregoing obligation to pay such additional amounts shall not apply:

                (i) to any  payment  to Lender  hereunder  unless  (A) Lender is entitled to submit a Form 1001 (relating to Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by Lender hereunder in respect of the Loans), or (B) prior to such payment Lender shall have furnished to Borrower a Form W-8 (or substitute) or otherwise established an exemption from U.S. withholding tax, or

                (ii) to any U.S. Tax imposed  solely by reason of the failure by
            Lender to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of Lender if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Tax.

            For the purposes of this Section 3.03, (x) "Form 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America, (y) "Form 4224" shall mean Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related form as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates), and (z) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America, any political subdivision of the United States of America or any taxing authority thereof or therein.

            (b) Within 30 days after paying any such amount to Lender, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, Borrower shall deliver to Lender evidence satisfactory to Lender of such deduction, withholding or payment (as the case may be).

            (c) Lender shall not assign or sell participation interests in the Loans made or to be made hereunder subject to Section 2.02 and unless it shall have given prior notice to Borrower and unless a condition specified in Section 3.04(a)(i) or (ii) shall not apply.

            3.05. Booking of Loans. Without limitation of Lender's rights to sell, assign or transfer a Loan or any interest therein, including any participation interest therein, at any time and from time to time, Lender may make, carry or transfer such Loan at, to, or for the account of any of its branch offices or the office of an Affiliate of Lender; provided, however, that the representation in Section 3.04(c) shall remain true throughout the term of such Loan.

            3.06. Lender's Funding of Eurodollar Rate Loans. Borrower hereby expressly acknowledges and agrees that Lender may fund a Loan in any manner it sees fit, including (i) through the actual purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to the definition of Eurodollar Rate in an amount equal to the principal amount of such Loan and having a maturity comparable to the relevant interest period or (ii) through Lender's entering into or purchase of repurchase agreements, interest rate agreements, swap agreements or other arrangements in such amounts as Lender shall determine (and which amounts may or may not, in Lender's sole discretion, be "match funded" to such Loan). Calculation of all amounts payable to Lender under this Section 3.06 and under Section 3.07 shall be made as though Lender had actually funded such Loan through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to the definition of Eurodollar Rate in an amount equal to the amount of such Loan and having a maturity comparable to the relevant interest period and through the transfer of such Eurodollar deposit from an off-shore office of Lender to a domestic office of Lender in the United States of America; provided, however, that Lender may fund such Loan in any manner it sees fit and the foregoing assumptions shall be utilized only for purposes of calculating amounts payable under this Section 3.06 and under Section 3.07, if any.

            3.07. Funding Costs. (a) Borrower shall compensate Lender, upon written request by Lender (which request shall set forth the basis for requesting such amounts), for all Funding Costs.

            (b) Lender shall deliver to Borrower a statement setting forth the amount and basis of determination of any Funding Cost, it being agreed that such statement and the method of calculation shall be conclusive and binding on Borrower, absent manifest error. In addition, in the event Borrower provides Lender not less than five (5) Business Days prior written notice of a proposed voluntary prepayment hereunder, Lender shall deliver to Borrower a non-binding good faith estimate of the applicable components and amount of Funding Costs which would be incurred by Borrower if Borrower were to make a voluntary prepayment hereunder; provided, however, that Borrower shall remain liable for all Funding Costs shown on the statement referred to in the first sentence of this subsection (b), notwithstanding such good faith estimate.

            (c) In lieu of prepaying the Loan when and as otherwise required or permitted by this Loan Agreement, Borrower may on any Business Day (a "Deposit Funding Date") instead deposit with Lender an amount equal to the applicable prepayment, to be held by Lender (the "Prepayment Deposit") until such date as application of the Prepayment Deposit on account of the Loan would not cause Lender to suffer Funding Costs (the "Deposit Application Date"). Any Prepayment Deposit held by Lender shall: (a) constitute additional security for the Loan, for which the parties shall enter into such security documents (and account establishment and administration documents) as Lender shall require; (b) be held by Lender in an interest-bearing account selected and controlled solely by Lender, interest on which shall be added to principal and applied in the same manner as principal; (c) at Lender's option, be accompanied by a payment (as estimated by Lender) equal to the difference between the interest to be earned on the Prepayment Deposit and the interest that will accrue on a portion of the Loan equal to the Prepayment Deposit during the period from the Deposit Funding Date to the Deposit Application Date; (d) with respect to the Collateral, entitle Borrower to the same rights and benefits (including the right to releases, if any) that would have been available to Borrower if Borrower had prepaid the Loan (and designated Asset-Specific Loan Balance(s)) by an amount equal to the Prepayment Deposit; and (e) be applied on account of the Loan (principal and interest) on the Deposit Application Date.

            3.08. Compensation for Increased Costs. If Lender shall in good faith determine that any change in any law, treaty or governmental rule, regulation or order, or in the interpretation, administration or application thereof, or any determination of a court or governmental authority, or compliance with any guideline, request or directive issued or made by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

            (a) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Lender; or

            (b) imposes any other condition on or affecting Lender or its obligations hereunder or the interbank Eurodollar market;

            (c) and the result of any of the foregoing is to increase the cost to Lender of agreeing to make, making or maintaining the Loan hereunder or to reduce any amount received or receivable by Lender with respect thereto; then, in any such case, Borrower shall promptly (but in any event no later than five
(5) Business Days following any notice from Lender of the same) pay to Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate Lender for any such increased cost or reduction in amounts received or receivable hereunder. Lender shall deliver to Borrower a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section 3.08, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

            3.09. Limitation on Types of Loans; Illegality. Anything herein to the contrary notwithstanding, if:

            (a) Lender determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Loans as provided herein; or

            (b) Lender determines, which determination shall be conclusive, that the relevant rate of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Loans is to be determined is not likely adequate to cover the cost to Lender of making or maintaining Loans; or

            (c) Lender determines, which determination shall be conclusive, that it is or will be unlawful for Lender to honor its obligation to make or maintain Loans hereunder using a Eurodollar Rate as a result of compliance by Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful);

            then Lender shall give Borrower prompt notice thereof and, so long as such condition remains in effect, Lender shall be under no obligation to make additional Loans, and Borrower shall, either prepay all such Loans as may be outstanding or pay interest on such Loans at a rate per annum equal to the Eurodollar Substitute Rate.

            Section 4. Collateral Security.

            4.01. Collateral; Security Interest.

            (a) Borrower hereby assigns, pledges and grants a security interest in all of its right, title and interest in, to and under the Collateral described in Section 4.01(b) below to Lender to secure the repayment of principal of and interest on all Loans and all other amounts owing to Lender hereunder, under the Note, under the other Loan Documents and any and all MS Indebtedness from time to time outstanding (collectively, the "Secured Obligations"). Borrower agrees to mark its computer records to evidence the interests granted to Lender hereunder.

            (b) All of Borrower's right, title and interest in, to and under each of the following items of property pledged by Borrower to Lender from time to time and whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter individually and collectively referred to as the "Collateral":

                (i) all CMBS and Other Approved Collateral;

                (ii) all Collateral Documents,  including without limitation all securities, promissory notes, any collateral pledged or otherwise relating to such Collateral, all representations and warranties made to, or for the benefit of, Borrower by any Collateral Obligor, all Servicing Records (as defined in Section 11.14(b) below) and servicing agreements, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto, in each case subject to prior liens and encumbrances permitted by Lender;

                (iii) all  guaranties  and  insurance  (issued  by  governmental agencies or otherwise) and any insurance certificate or other document evidencing such guaranties or insurance relating to any Collateral and all claims and payments thereunder;

                (iv)  all  other  insurance   policies  and  insurance  proceeds
            relating to any Collateral or the related Property;

                (v) all Interest Rate Protection Agreements;

                (vi) the Collection  Account and all monies from time to time on deposit in the Collection Account;

                (vii) all "general intangibles",  "accounts" and "chattel paper"
            as  defined  in  the  Uniform   Commercial   Code   relating  to  or
            constituting any and all of the foregoing; and

                (viii)any and all replacements, substitutions, distributions on, or proceeds (including, without limitation, condemnation proceeds) of, any and all of the foregoing set forth in items (i) through
            (vii) of this Section 4.01(b), whether now owned or hereafter acquired, now existing or hereafter created and wherever located.

            (c) Pursuant to the Custodial Agreement, Custodian shall hold the Collateral Documents as exclusive bailee and agent for Lender pursuant to terms of the Custodial Agreement and shall deliver to Lender Trust Receipts each to the effect that it has reviewed such Collateral Documents in the manner and to the extent required by the Custodial Agreement and identifying any deficiencies in such Collateral Documents as so reviewed.

            (d) Without limiting the generality of the foregoing provisions of this Section 4.01 or any other term or provision of this Loan Agreement, Borrower shall, as additional collateral for Loan made in respect of the Lazard Collateral, pledge to Lender and grant Lender a first priority perfected security interest in, and shall cause each of the Lazard Parties to pledge, assign or otherwise transfer to Borrower, any additional ownership interests or assets acquired, whether direct or indirect, relating to, associated with, or otherwise held by each of the Lazard Parties.

            4.02. Further Assurances.

            (a) Borrower shall undertake, with respect to each item of Collateral pledged hereunder as security for a Loan, any and all actions deemed necessary by Lender for the granting by Borrower to Lender of a valid first priority security interest in such Collateral. Without limiting the generality of the foregoing, Borrower shall take such steps as are for the granting and perfection of a first priority security interest in Securities and related Collateral.

            (b) At any time and from time to time, upon the written request of Lender, and at the sole expense of Borrower, Borrower will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of (i) any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Borrower also hereby authorizes Lender to file any such financing or continuation statement without the signature of Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Loan Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

            4.03. Changes in Locations, Name, etc. Borrower shall not (i) change the location of its chief executive office/chief place of business from that specified in Section 6 hereof or (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral unless it shall have given Lender at least ten (10) days prior written notice thereof and shall have delivered to Lender all Uniform Commercial Code financing statements and amendments thereto as Lender shall request and taken all other actions deemed necessary by Lender to continue its perfected status in the Collateral with the same or better priority.

            4.04. Lender's Appointment as Attorney-in-Fact.

            (a) Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, Borrower hereby gives Lender the power and right, on behalf of Borrower, without assent by, but with notice to, Borrower, if an Event of Default shall have occurred and be continuing, to do the following:

                (i) in the name of Borrower or its own name,  or  otherwise,  to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

                (ii) to pay or discharge  taxes and Liens levied or placed on or threatened against the Collateral; and

                (iii) (A) to direct any party  liable for any payment  under any
            Collateral to make payment of any and all moneys due or to become due thereunder directly to Lender or as Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Borrower's expense, at any time, and from time to time, all acts and things which Lender deems reasonably necessary to protect, preserve or realize upon the Collateral and Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as Borrower might do.

Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until the repayment in full of all Secured Obligations hereunder.

            (b) Borrower also authorizes Lender, at any time and from time to time, to execute, in connection with any sale provided for in Section 4.07 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

            (c) The powers conferred on Lender are solely to protect Lender's interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither Lender nor any of its officers, directors, or employees shall be responsible to Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

            4.05. Performance by Lender of Borrower's Obligations. If Borrower fails to perform or comply with any of its agreements contained in the Loan Documents and Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by Borrower to Lender on demand and shall constitute Secured Obligations.

            4.06. Proceeds. If an Event of Default shall occur and be continuing, (a) all proceeds of Collateral received by Borrower consisting of cash, checks and other near-cash items shall be held by Borrower in trust for Lender, segregated from other funds of Borrower, and, within two (2) Business Days of receipt by Borrower, shall be turned over to Lender in the exact form received by Borrower (duly endorsed by Borrower to Lender, if required, in order to be negotiated by Lender), and (b) any and all such proceeds received by Lender (whether from Borrower or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter may be applied by Lender against, the Secured Obligations (whether matured or unmatured), such application to be in such order as Lender shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be paid over to Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

            4.07. Remedies. If a Default shall occur and be continuing, Lender may, at its option, enter into one or more Interest Rate Protection Agreements covering all or a portion of the Mortgage Loans or Mezzanine Loans pledged to Lender hereunder, and Borrower shall be responsible for all damages, judgment costs and expenses of any kind which may be imposed on, incurred by or asserted against Lender relating to or arising out of such Interest Rate Protection Agreements; including without limitation any losses resulting from such Interest Rate Protection Agreements. If an Event of Default shall occur and be continuing, Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Borrower or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Borrower, which right or equity is hereby waived or released. Borrower further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at Borrower's premises or elsewhere. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as Lender may elect, and only after such application and after the payment by Lender of any other amount required or permitted by any provision of law, including without limitation
Section 9-504(1)(c) of the Uniform Commercial Code, need Lender account for the surplus, if any, to Borrower. To the extent permitted by applicable law, Borrower waives all claims, damages and demands it may acquire against Lender arising out of the exercise by Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Borrower shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 3.01(b) hereof) if the proceeds of any sale or other disposition of the Collateral (net of costs incurred in connection with such sale or other disposition) are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by Lender to collect such deficiency.

            4.08. Limitation on Duties Regarding Preservation of Collateral. Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as Lender deals with similar property for its own account. Neither Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Borrower or otherwise.

            4.09. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

            4.10. Release of Security Interest. Upon termination of this Loan Agreement and the Conduit Loan Agreement and repayment to Lender of all Secured Obligations and the performance of all obligations under the Loan Documents and under the Conduit Loan Agreement, Lender shall release its security interest in any remaining Collateral.

            4.11. Release of Collateral. Provided that no Default or Event of Default shall exist (other than one that (a) relates solely to the Collateral to be released and (b) will be cured simultaneously with such release) and that Borrower shall have paid all sums then due under the Loan relating thereto, upon
(i) Borrower's payment in full of the Asset-Specific Loan Balance with respect to a portion of the Collateral and (ii) receipt by Lender of a written request from Borrower for the release of such Collateral, Lender shall as soon as practicable release (and Lender shall reasonably cooperate with Borrower to facilitate reasonable escrow arrangements to facilitate a simultaneous release
of) the related Collateral Documents and the related Collateral and any liens related thereto to Borrower or, to the extent necessary to facilitate future savings of mortgage tax in states that impose mortgage taxes, assign such liens as Borrower shall request; provided, that any such assignments shall be without recourse, representation or warranty of any kind except that Lender shall represent and warrant that such Collateral has not been previously assigned by Lender. Lender shall with reasonable promptness, after a written request from Borrower, execute any document or instrument necessary to effectuate such release or assignment.

            4.12. Substitution of Eligible Collateral. From time to time until the Custodian is otherwise notified by the Lender, which notice shall be given by the Lender only during the existence of an Event of Default, and with the prior written consent of the Lender, the Borrower may substitute for one or more items of Eligible Collateral constituting the Collateral with one or more substitute items of Eligible Collateral having aggregate Collateral Value equal to or greater than the Collateral Value of the Collateral being substituted for, or obtain the release of one or more items of Collateral constituting Collateral hereunder: provided that, after giving effect to such substitution or release, the Secured Obligations then outstanding shall not exceed the Borrowing Base, which determination shall be made solely by the Lender. In connection with any such requested substitution or release, the Borrower will provide notice to the Custodian and the Lender no later than 3:00 p.m. New York City time, on the date of such request, specifying the items of Collateral to be substituted for or released and the items of substitute Collateral to be pledged hereunder in substitution thereof, if any, and shall deliver with such notice a Custodial Identification Certificate and a revised Collateral Schedule indicating any substitute Collateral.

            Section 5. Conditions Precedent.

            5.01. Initial Loan. The obligation of Lender to make its initial Loan hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan, of the condition precedent that Lender shall have received all of the following items and documents, each of which shall be satisfactory to Lender and its counsel in form and substance:

            (a) Loan Documents.

                (i) This Loan Agreement, duly completed and executed;

                (ii) The Note, duly completed and executed,  together with a fee in the amount of $750,000.00;

                (iii) The  Custodial  Agreement,  duly executed and delivered by
            Borrower and Custodian. In addition, Borrower shall have taken such other action as Lender shall have requested in order to perfect the security interests created pursuant to the Loan Agreement;

            (b) Organizational Documents. Certified copies of the articles of incorporation and by-laws (or equivalent documents) of Borrower and of all requisite authority for Borrower with respect to the execution, delivery and performance of the Loan Documents and each other document to be delivered by Borrower from time to time in connection herewith (and Lender may conclusively rely on such certificate until it receives notice in writing from Borrower to the contrary);

            (c)  Legal  Opinion.   A  legal  opinion  of  counsel  to  Borrower,
substantially in the form attached hereto as Exhibit C;

            (d) Trust Receipt and Collateral Schedule and Exception Report. A Trust Receipt, substantially in the form of Annex 2 of the Custodial Agreement, dated the Effective Date, from Custodian, duly completed, with a Collateral Schedule and Exception Report attached thereto;

            (e) Servicing Agreement(s). Any Servicing Agreement, certified as a true, correct and complete copy of the original, with the letter of the applicable Servicer (i) consenting to termination of such Servicing Agreement upon the occurrence of an Event of Default and (ii) agreeing to hold all moneys received in respect of each item of Collateral for the benefit of Lender, attached; and

            (f) The Supplemental Terms and Conditions (Rule 15a-6 Annex) duly executed by Borrower.

            (g) Other Documents. Such other documents as Lender may reasonably request.

            5.02. Initial and Subsequent Loans. The making of each Loan to Borrower (including the initial Loan) on any Business Day is subject to the delivery of all Collateral Documents pertaining to the Eligible Collateral to be pledged for such Loan, together with all documents set forth in Section 2.03(b)(i)-(x) and the satisfaction of the following further conditions precedent, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

            (a) no Event of Default or Default shall have occurred and be continuing on such date either before or after giving effect to the making of the advance;

            (b) Lender shall have received from Borrower and Borrower shall have received from each Collateral Obligor such representations and warranties as Lender shall, in its sole discretion, deem satisfactory. The representations and warranties made by Borrower in Section 6 hereof, and elsewhere in each of the Loan Documents, shall be true and complete on and as of the date of the making of such Loan in all material respects (in the case of the representations and warranties in Section 6.10, solely with respect to Eligible Collateral included in the Borrowing Base) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). Lender shall have received an officer's certificate signed by a Responsible Officer of Borrower certifying as to the truth and accuracy of the above, which certificate shall also include a representation that (i) Borrower is in compliance with all governmental licenses and authorizations, (ii) Borrower is qualified to do business, validly existing and, to the extent determinable, in good standing, in all required jurisdictions, (iii) the facts set forth in the Diligence Materials related to the Collateral for such Loan are, to the best knowledge of Borrower after diligent inquiry, true and correct (or shall fully explain all adverse changes from the information previously supplied to Lender), (iv) there has been no change in the organizational and authority documents provided to Lender pursuant to Section 5.01(b) hereof since the date of the most recent certification thereof to Lender, and (v) there has been no Material Adverse Effect since the date of the last advance to Borrower hereunder.

            (c) the aggregate outstanding principal amount of the Loans shall not exceed the Borrowing Base;

            (d) subject to Lender's right to perform one or more Due Diligence Reviews pursuant to Section 11.15 hereof, Lender shall have completed its due diligence review of the Collateral Documents for each item of Collateral and such other documents, records, agreements, instruments, mortgaged properties or information relating to such item of

Collateral as Lender in its sole discretion deems appropriate to review and such review shall be satisfactory to Lender in its sole discretion;

            (e) Lender shall have received from Custodian a Trust Receipt, together with a Collateral Schedule and Exception Report with Exceptions (as defined in the Custodial Agreement) as are acceptable to Lender in its sole discretion, in respect of the Eligible Collateral to be pledged hereunder on such Business Day;

            (f) Lender shall have received from Borrower a Lender's Release Letter substantially in the form of Exhibit E hereto (or such other form acceptable to Lender) covering each item of Collateral to be pledged to Lender to the extent such Collateral is subject to a lender's lien;

            (g) none of the following shall have occurred and/or be continuing:

                (i) an event or events  shall  have  occurred  resulting  in the effective absence of a "repo market" or comparable "lending market" for financing debt obligations secured by mortgage loans or securities for a period of (or reasonably expected to be) at least 30 consecutive days or an event or events shall have occurred resulting in Lender not being able to finance any Loans through the "repo market" or "lending market" with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events;

                (ii) an event or events  shall have  occurred  resulting  in the effective absence of a "securities market" for securities backed by mortgage loans for a period of (or reasonably expected to be) at least 30 consecutive days or an event or events shall have occurred resulting in Lender not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or

                (iii) there shall have occurred a material adverse change in the financial condition of Lender which effects (or can reasonably be expected to effect) materially and adversely the ability of Lender to fund its obligations under this Loan Agreement;

            (h) Drawdown Fee. Borrower shall have paid Lender from the proceeds of the advance to be made in connection with such Loan, a Drawdown Fee calculated on the amount of such Loan then being disbursed.

            (i) Transaction Costs. Borrower shall have paid Lender from the proceeds of the advance to be made in connection with such Loan, all Transaction Costs for which bills have been submitted; provided, however, that nothing herein shall be deemed to waive Borrower's obligation to pay all Transaction Costs whether billed before or after the making of a Loan pursuant to which such Transaction Costs were incurred.

            (j) Other Documents. Lender shall have received such other documents, and Borrower shall have taken such other action in order to perfect the security interests created hereunder, as Lender or its counsel shall deem necessary.

            Each request for a borrowing by Borrower hereunder shall constitute a certification by Borrower that all the conditions set forth in this Section 5 have been satisfied (both as of the date of such notice, request or confirmation and as of the date of such borrowing).

            (k) No Morgan Stanley Downgrade. Morgan Stanley Dean Witter & Co.'s corporate bond rating as calculated by S&P or Moody's shall not have been lowered or downgraded to a rating below A- as indicated by S&P or below A3 as indicated by Moody's.

            5.03. Additional Requirements.

            (a) Borrower and Lender recognize and agree that the categories of Collateral set forth in the Recital paragraph hereof and defined herein as categories of assets which may be submitted by Borrower to Lender for review by Lender as Eligible Collateral hereunder are general in nature and that the full scope of such Collateral categories may be unknown. Consequently, the appropriate requirements are not fully known for (i) the documents to be provided by Borrower for underwriting and due diligence review by Lender and
(ii) submittals by Borrower in order to create and perfect a first priority security interest in the Collateral. Therefore, Borrower and Lender agree that, as a further condition precedent to funding a Loan in respect of any Collateral hereunder, Borrower shall have delivered to Lender all information and documents determined by Lender in good faith to be required for its underwriting and examination of such Collateral and for the granting and perfection of a first priority security interest therein.

            (b) Without limiting the generality of the foregoing Section 5.03(a), Borrower shall execute and deliver all documents necessary for the granting of a first priority security interest in any Collateral determined by Lender to be Eligible Collateral hereunder, including without limitation (i) all instruments evidencing indebtedness payable to Borrower or pledged to Borrower as security for a loan, (ii) all instruments granting or perfecting a security interest for the benefit of Borrower or pledged to Borrower as security for a loan (including, without limitation, collateral assignments, pledge agreements and UCC financing statements), (iii) all instruments evidencing an interest in an entity pledged to Borrower as security for a loan (including, without limitation, partnership interests, shares of corporate stock, participation interests, and other beneficial interests of any kind), (iv) all instruments guaranteeing the repayment of indebtedness owed to Borrower, or pledged to Borrower for the repayment of a Loan and (v) all agreements among holders of debt or equity interests providing for a priority among such parties of interests in related assets forming the basis of an item of Collateral.

            Section 6. Representations and Warranties.

            Borrower represents and warrants to Lender that throughout the term of this Loan Agreement:

            6.01. Existence. Borrower (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has all requisite power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect on its Property, business or financial condition or prospects; and (c) is qualified to do business, validly existing and is, to the extent determinable, in good standing, in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect on its Property, business or financial condition or prospects.

            6.02. Action. Borrower has all necessary power, authority and legal right to execute, deliver and perform its obligations under each of the Loan Documents; the execution, delivery and performance by Borrower of each of the Loan Documents have been duly authorized by all necessary action on its part; and each Loan Document has been duly and validly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

            6.03. Financial Condition. Borrower agrees to promptly deliver to Lender all publicly filed financial information when and to the extent that the same is made available to the general public. Borrower has heretofore furnished to Lender a copy of (a) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the fiscal year of Borrower ended December 31, 1997 and the related consolidated statements of income and retained earnings and of cash flows for Borrower and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, (b) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for Borrower and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, with the opinion thereon of Ernst & Young and Coopers & Lybrand and (c) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the quarterly fiscal period of Borrower ended September 30, 2000 and the related consolidated statements of income and retained earning and of cash flows for Borrower and its consolidated Subsidiaries for such quarterly fiscal periods, setting forth in each case in comparative form the figures for the previous year. All such financial statements are complete and correct and fairly present, in all material respects, the consolidated financial condition of Borrower and its Subsidiaries and the consolidated results of their operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis. Since September 30, 2000, there has been no material adverse change in the consolidated business, operations or financial condition of Borrower and its consolidated Subsidiaries taken as a whole from that set forth in said financial statements.

            6.04. Litigation. There are no actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting Borrower or any of its Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim or claims in an aggregate amount greater than $5,000,000, (iii) which, individually or in the aggregate, if adversely determined, could reasonably be likely to have a Material Adverse Effect, or (iv) requires filing with the Securities and Exchange Commission in accordance with the 1934 Act or any rules thereunder.

            6.05. No Breach. Neither (a) the execution and delivery of the Loan Documents nor (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will conflict with or result in a breach of the articles of incorporation and by-laws (or equivalent documents) of Borrower, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any Servicing Agreement or other material agreement or instrument to which Borrower or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such material agreement or instrument or result in the creation or imposition of any Lien (except for the Liens created pursuant to this Loan Agreement) upon any Property of Borrower or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

            6.06. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by Borrower of the Loan Documents or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the Liens created pursuant to this Loan Agreement.

            6.07. Use of Proceeds; Margin Regulations. No part of the proceeds of any Loan will be used, whether directly, indirectly, immediately, incidentally or ultimately (i) to purchase or carry any "margin stock" within the meaning of Regulation U or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or is inconsistent with, such Regulation U or any other regulations of the Board of Governors of the Federal Reserve System, or (iii) for any purposes prohibited by any applicable law, order, rule, regulation, ordinance or similar code or restriction. If requested by Lender, Borrower, any applicable Affiliate or Subsidiary of Borrower and the recipient of any portion of the proceeds all or any portion of any Loan shall furnish to Lender a statement on Federal Reserve Form G-3 referred to in Regulation U.

            6.08. Taxes. Borrower and its Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. The charges, accruals and reserves on the books of Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of Borrower, adequate.

            6.09. Investment Company Act. Neither Borrower nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            6.10. Collateral; Collateral Security.

            (a) Borrower has not assigned, pledged, or otherwise conveyed or encumbered any Collateral to any other Person, and immediately prior to the pledge of such Collateral to Lender, unless otherwise approved by Lender in writing, Borrower was the sole owner of such Collateral and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the Liens granted in favor of Lender hereunder. No Collateral pledged to Lender hereunder was acquired by Borrower from an Affiliate of Borrower unless otherwise approved by Lender in writing.

            (b) The provisions of this Loan Agreement are effective to create in favor of Lender a valid security interest in all right, title and interest of Borrower in, to and under the Collateral.

            (c) As to all other Collateral, upon receipt by Custodian of all documents set forth in Lender's notice to Borrower and Custodian pursuant to
Section 2.03(b)(x) hereof, Lender shall have a fully perfected first priority security interest therein and in Borrower's interest in the related Property.

            (d) Upon (i) the delivery to Lender or its designee of CMBS or other items of Collateral constituting securities (as defined in Article 8 of the Uniform Commercial Code) in accordance with Section 5.02 hereof and (ii) the filing of financing statements on Form UCC-1 naming Lender as "Secured Party" and Borrower as "Debtor", and describing the Collateral, in the jurisdictions and recording offices for which security interests may be perfected in the Collateral by the filing of UCC financing statements, the security interests granted hereunder in the Collateral will constitute fully perfected first priority security interests under the Uniform Commercial Code in all right, title and interest of Borrower in, to and under such Collateral, and, without limiting the foregoing, Lender will have a "securities entitlement" (as defined in Article 8 of the Uniform Commercial Code) in the Collateral referenced in the foregoing clause (i).

            6.11. Chief Executive Office. Borrower's chief executive office on the Effective Date is located at 410 Park Avenue, 14th Floor, New York, New York 10022.

            6.12. Location of Books and Records. The location where Borrower keeps its books and records, including all computer tapes and records relating to the Collateral is its chief executive office.

            6.13. True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of Borrower to Lender in connection with the negotiation, preparation or delivery of this Loan Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, (x) do not contain any untrue statement of material fact and (y) contain all statements of material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, true. All written information furnished after the date hereof by or on behalf of Borrower to Lender in connection with this Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby, will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the actual knowledge of a Responsible Officer of Borrower, after due inquiry, that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to Lender for use in connection with the transactions contemplated hereby or thereby.

            6.14. Tangible Net Worth. On the date hereof, the Tangible Net Worth is not less than the sum of (i) $100,000,000 plus (ii) an amount equal to 75% of the aggregate of positive changes in Borrower's book equity, since March 31, 2000 (without deduction for quarterly losses).

            6.15. ERISA. Each Plan to which Borrower or its Subsidiaries make direct contributions, and, to the knowledge of Borrower, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law. No event or condition has occurred and is continuing as to which Borrower would be under an obligation to furnish a report to Lender under Section 7.01(d) hereof assuming a request therefor has been made by Lender.

            6.16. Lazard Collateral. The Lazard Collateral represents (i) all of the collateral that, as of the date hereof, has been transferred, assigned or pledged to Borrower.

            Section 7. Covenants of Borrower. Borrower covenants and agrees with Lender that, so long as any Loan is outstanding and until payment in full of all Secured Obligations:

            7.01. Financial Statements, Reports, etc. Borrower agrees to promptly deliver to Lender all publicly filed financial information when and to the extent same is available to the general public. In addition to such public financial information, Borrower shall also provide the following financial information:

            (a) the Monthly Statement;

            (b) within forty-five (45) days following the end of each quarter, a status report with respect to such quarter which describes the cumulative sources and uses of the funds for the immediately preceding calendar quarter on each asset pledged under this Loan Agreement and a detailed report in a form reasonably satisfactory to Lender;

            (c) within forty-five (45) days following the end of each quarter, a certificate from a Responsible Officer of Borrower in form and substance reasonably satisfactory to Lender that there has been no Event of Default and no Material Adverse Effect;

            (d) within fifteen (15) Business Days after Lender's request, such further information with respect to the operation of any real property, the Collateral, the financial affairs of Borrower and any Plan and Multiemployer Plan as may be requested by Lender, including all business plans prepared by or for Borrower; provided, however, that with respect to information not previously known to, or in the possession of, Borrower relating to any Multiemployer Plan, Borrower shall only be required to provide such information as may be obtained through good faith efforts;

            (e) upon Lender's request, a copy of any financial or other report Borrower shall receive from any underlying obligor with respect to an item of Collateral within fifteen (15) days after Borrower's receipt thereof; and

            (f) such other reports as Lender shall reasonably require.

            7.02. Litigation. Borrower will promptly, and in any event within 10 days after service of process on any of the following, give to Lender notice of all litigation, actions suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting Borrower or any of its Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim or claims in an aggregate amount greater than $1,000,000.00, or (iii) which, individually or in the aggregate, if adversely determined could reasonably be likely to have a Material Adverse Effect.

            7.03. Existence, etc. Borrower will:

            (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided that nothing in this Section 7.03(a) shall prohibit any transaction expressly permitted under
Section 7.04 hereof);

            (b) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect on its Property, business or financial condition, or prospects;

            (c) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

            (d) not move its chief executive office from the address referred to in Section 6.11 unless it shall have provided Lender 10 days' prior written notice of such change;

            (e) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and

            (f) permit representatives of Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by Lender.

            7.04. Prohibition of Fundamental Changes. Borrower shall not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided, that Borrower may enter into a merger or consolidation if (a) the surviving or resulting entity shall be a corporation or partnership organized under the laws of the United States or any state thereof; (b) such entity shall expressly assume by written agreement, in form and substance satisfactory to Lender in Lender's sole discretion, the performance of all of Borrower's duties and obligations under this Loan Agreement, the Note and the Loan Documents; and (c) such entity shall be at least as creditworthy as Borrower, as determined by Lender in Lender's sole and absolute discretion; and, provided, further, that if after giving effect thereto, no Default would exist hereunder. Notwithstanding the foregoing, Borrower shall not enter into or be subject to any transaction, and no direct or indirect change in the ownership structure of Borrower shall occur (whether or not within Borrower's control), if as a result thereof: (a) either John R. Klopp and Samuel Zell would no longer retain his respective present or comparable or more senior offices (Vice Chairman and Chairman of the Executive Committee; Chief Executive Officer and Vice Chairman; and Chairman of the Board, respectively) and directorships, or (b) in Lender's judgment, such individuals would no longer collectively retain effective control of Borrower's business and operations.

            7.05. Borrowing Base Deficiency. If at any time there exists a Borrowing Base Deficiency, Borrower shall cure same in accordance with Section
2.04 hereof.

            7.06. Notices. Borrower shall give notice to Lender:

            (a) promptly upon receipt of notice or knowledge of the occurrence of any Default or Event of Default;

            (b) with respect to any Collateral pledged to Lender hereunder, immediately upon receipt of any principal payment (in full or partial) or payment in respect of an Equity Interest;

            (c) with respect to any Collateral pledged to Lender hereunder, immediately upon receipt of notice or knowledge that the underlying Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect adversely the Asset Value of such pledged Collateral;

            (d) promptly upon receipt of notice or knowledge of (i) any default related to any Collateral unless otherwise specifically approved by Lender in writing, (ii) any Lien or security interest (other than security interests created hereby or by the other Loan Documents) on, or claim asserted against, any of the Collateral, (iii) any event or change in circumstances has or could reasonably be expected to have an adverse affect on the Collateral Value of the Collateral for a Loan or (iv) any event or change in circumstances which could reasonably be expected to have a Material Adverse Effect;

            (e) with respect to any item of Collateral pledged to Lender hereunder, promptly upon entering into a modification of any documents pertaining to such item of Collateral which would have a material adverse effect on such item of Collateral; and

            (f) with respect to any Collateral pledged to Lender hereunder, immediately upon the acquisition or receipt by Borrower or any Affiliate of Borrower of any interest of any kind in respect of such Collateral which interest has not been pledged to Lender as Collateral under this Loan Agreement.

            Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of Borrower setting forth details of the occurrence referred to therein and stating what action Borrower has taken or proposes to take with respect thereto.

            7.07. Reports. Borrower shall provide Lender with a quarterly report, which report shall include, among other items, a summary of Borrower's delinquency and loss experience with respect to any Collateral serviced by Borrower, any Servicer or any designee of either, plus any such additional reports as Lender may reasonably request with respect to Borrower's or any Servicer's servicing portfolio or pending originations of Collateral.

            7.08. Transactions with Affiliates. Borrower will not, except as approved by Lender in writing, enter into any transaction in any manner relating to any item of Collateral hereunder, including without limitation any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate; provided, however, that Lender may consider for approval any such transaction which is (a) otherwise permitted under this Loan Agreement, (b) in the ordinary course of Borrower's business and (c) upon fair and reasonable terms no less favorable to Borrower than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, or make a payment under such transactions that is not otherwise permitted by this Section 7.08 to any Affiliate. In no event shall Borrower pledge to Lender hereunder any items of Collateral acquired by Borrower from an Affiliate of Borrower.

            7.09. Foreclosure or Other Remediation by Borrower. Borrower may propose, and Lender will consider but shall be under no obligation to approve, strategies for the foreclosure or other realization upon the security for underlying loans held by Borrower relating to items of Collateral hereunder.

            7.10. Limitation on Liens. Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created, or otherwise specifically permitted in writing by Lender under this Loan Agreement, and Borrower will defend the right, title and interest of Lender's in and to any of the Collateral against the claims and demands of all persons whomsoever. Borrower may request from time to time, subject to Lender's approval in Lender's sole determination, to sell participation interests in its interests in items of Collateral, the sale of which participation interests shall be arm's length transactions and subject to such terms and conditions as Lender in its sole discretion shall require.

            7.11. Limitation on Distributions. After the occurrence and during the continuation of any Event of Default, Borrower shall not make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of Borrower, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Borrower.

            7.12. Maintenance of Tangible Net Worth. Borrower shall not permit Tangible Net Worth (including convertible trust preferred stock) at any time to be less than the sum of (i) $125,000,000 plus (ii) an amount equal to 75% of the aggregate of positive net income (without deduction for quarterly losses).

            7.13. Maintenance of Ratio of Earnings Before Interest, Taxes, Depreciation and Amortization to Interest and Preferred Dividends. Borrower shall not permit the ratio of (a) earnings before interest, taxes, depreciation and amortization (excluding dividends) to (b) the sum of (i) interest expense and (ii) preferred dividends (specifically excluding any convertible trust preferred dividends) to be less than 1.20:1.

            7.14. Maintenance of Ratio of Total Indebtedness to Tangible Net Worth. Borrower shall not permit the ratio of Total Indebtedness to Tangible Net Worth at any time to be greater than 5:1. Lender may consider waiving the foregoing requirement under certain circumstances if requested by Borrower; however, Lender shall be under no obligation to do so.

            7.15. Servicer; Servicing Tape. Borrower shall provide to Lender on the fifteenth calendar day of each month, or if such day is not a Business Day then on the first Business Day immediately following such day, a computer readable file containing servicing information, including without limitation those fields specified by Lender from time to time, on a loan-by-loan basis and in the aggregate, with respect to the Mortgage Loans, Mezzanine Loans and Equity Interests serviced hereunder by Borrower or any Servicer. Borrower shall not cause any Collateral to be serviced by any servicer other than a servicer expressly approved in writing by Lender.

            7.16. Remittance of Prepayments. Borrower shall remit, with sufficient detail to enable Lender to appropriately identify the Loan, or Loans, to which any amount remitted applies, to Lender on each Business Day all principal prepayments that Borrower has received during the previous Business Day in an amount equal to the sum of the Asset-Specific Loan Balances being prepaid, together with all interest due thereon through the date of such remittance, any and all charges due with respect to such Loans and any and all costs and expenses incurred by Lender (as provided in this Loan Agreement) in connection with such

Loans and the prepayment thereof.

            7.17. Reserved.

            7.18. Maintenance of Cash. Borrower shall maintain (i) a minimum Cash balance of $5,000,000 plus (ii) an additional amount equal to $5,000,000 invested in Permitted Investments.

            Section 8. Events of Default. Each of the following events shall constitute an event of default (an "Event of Default") hereunder:

            (a) Borrower shall default in the payment of any principal of or interest on any Loan when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment); or

            (b) Borrower shall default in the payment of any principal of or interest on any MS Indebtedness when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment); or

            (c) Borrower shall default in the payment of any other amount payable by it hereunder or under any other Loan Document after notification by Lender of such default, and such default shall have continued unremedied for seven (7) Business Days; or

            (d) any representation, warranty or certification made or deemed made herein, or in any other Loan Document by Borrower or any certificate furnished to Lender pursuant to the provisions hereof or thereof shall prove to have been false or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Section 6 hereof which shall be considered solely for the purpose of Section 2.04(b) hereof; unless Borrower shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made); or

            (e) Borrower shall fail to comply with the requirements of Section 7.03(a), Section 7.04, Section 7.05, Section 7.06, or Sections 7.08 through 7.18 hereof; or Borrower shall otherwise fail to comply with the requirements of
Section 7.03 hereof and such default shall continue unremedied for a period of ten (10) Business Days; or Borrower shall fail to observe or perform any other covenant or agreement contained in this Loan Agreement or any other Loan Document and such failure to observe or perform shall continue unremedied for a period of ten (10) Business Days; or

            (f) a final judgment or judgments for the payment of money in excess of $5,000,000.00 in the aggregate shall be rendered against Borrower or any of its Subsidiaries by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof, and Borrower or any such Subsidiary shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

            (g) Borrower shall admit in writing its inability to pay its debts as such debts become due; or

            (h) Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator or the like of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the

Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or
(vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

            (i) a proceeding or case shall be commenced, without the application or consent of Borrower or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of Borrower or any such Subsidiary or of all or any substantial part of its property, or (iii) similar relief in respect of Borrower or any such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of thirty (30) or more days; or an order for relief against Borrower or any such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

            (j) the Custodial Agreement or any Loan Document shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by Borrower; or

            (k) Borrower shall grant, or suffer to exist, any Lien on any Collateral except the Liens contemplated hereby; or the Liens contemplated hereby shall cease to be first priority perfected Liens on the Collateral in favor of Lender or shall be Liens in favor of any Person other than Lender; or

            (l) Borrower or any of Borrower's Affiliates shall be in default under any note, indenture, loan agreement, guaranty, swap agreement or any other contract to which it is a party (other than MS Indebtedness), which default (i) involves the failure to pay a matured obligation, or (ii) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract, in any such case in which the amount of such obligation or obligations, in the aggregate, exceed $10,000,000.00;

            (m) any materially adverse change in the Property, business, financial condition or prospects of Borrower or any of its Subsidiaries shall occur, in each case as determined by Lender in its sole discretion, or any other condition shall exist which, in Lender's sole discretion, constitutes a material impairment of Borrower's ability to perform its obligations under this Loan Agreement, the Note or any other Loan Document; or

            (n) MS & Co.'s corporate bond rating has been lowered or downgraded to a rating below A- by S&P or A3 by Moody's and Borrower shall have failed to repay all amounts owing to Lender under this Agreement, the Note and the other Loan Documents within 90 days following such downgrade.

            Section 9. Remedies Upon Default.

            (a) Upon the occurrence of one or more Events of Default other than those referred to in Section 8(g) or (h), Lender may immediately declare the principal amount of the

Loans then outstanding under the Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Loan Agreement. Upon the occurrence of an Event of Default referred to in Sections 8(g) or (h), such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on the Note shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower.

            (b) Upon the occurrence of one or more Events of Default, Lender shall have the right to obtain physical possession of the Servicing Records and all other files of Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of Borrower or any third party acting for Borrower and Borrower shall deliver to Lender such assignments as Lender shall request. Lender shall be entitled to specific performance of all agreements of Borrower contained in this Loan Agreement.

            (c) Upon the occurrence of an Event of Default, without limiting any other rights or remedies of Lender, Lender shall have the right to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by or for account of Lender or Lender's Affiliates to any indebtedness at any time owing to Lender to the credit or for the account of Borrower against any and all of the Indebtedness of Borrower, irrespective of whether Lender shall have made any demand under this Loan Agreement, the Note, any other Security Document or any other document executed in connection with any other MS Indebtedness.

            Section 10. No Duty of Lender. The powers conferred on Lender hereunder are solely to protect Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

            Section 11. Miscellaneous.

            11.01. Waiver. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            11.02. Notices. Except as otherwise expressly permitted by this Loan
Agreement, all notices, requests and other communications provided for herein and under the Custodial Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including without limitation by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Loan Agreement and except for notices given under Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            11.03. Indemnification and Expenses.

            (a) Borrower agrees to hold Lender, and its Affiliates and their officers, directors, employees, agents and advisors (each an "Indemnified Party") harmless from and indemnify any Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party (collectively, the "Costs") relating to or arising out of this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than any Indemnified Party's gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Borrower agrees to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Costs with respect to all Collateral Loans and Equity Interests relating to or arising out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation the Truth in Lending Act and/or the Real Estate Settlement Procedures Act, that, in each case, results from anything other than such Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by an Indemnified Party in connection with any Collateral for any sum owing thereunder, or to enforce any provisions of any Collateral Documents, Borrower will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Borrower. Borrower also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party's costs and expenses incurred in connection with the enforcement or the preservation of such Indemnified Party's rights under this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. Borrower hereby acknowledges that, notwithstanding the fact that the Note is secured by the Collateral, the obligation of Borrower under the Note is a recourse obligation of Borrower.

            (b) Borrower agrees to pay as and when billed by Lender all of the out-of-pocket costs and expenses incurred by Lender in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Loan Agreement, the Note, any other Loan Document or any other documents prepared in connection herewith or therewith. Borrower agrees to pay as and when billed by Lender all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including without limitation (i) all the reasonable fees, disbursements and expenses of counsel to Lender and
(ii) all the due diligence, inspection, testing and review costs and expenses incurred by Lender with respect to Collateral under this Loan Agreement, including, but not limited to, those costs and expenses incurred by Lender pursuant to Sections 11.03(a), 11.14 and 11.15 hereof.

            11.04. Amendments. Except as otherwise expressly provided in this Loan Agreement, any provision of this Loan Agreement may be modified or supplemented only by an instrument in writing signed by Borrower and Lender and any provision of this Loan Agreement may be waived by Lender.

            11.05. Successors and Assigns. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            11.06. Survival. The obligations of Borrower under Sections 3.03 and
11.03 hereof shall survive the repayment of the Loans and the termination of this Loan Agreement. In addition, each representation and warranty made or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and Lender shall not be deemed to have waived, by reason of making any Loan, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

            11.07. Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

            11.08. Counterparts. This Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

            11.09. Loan Agreement Constitutes Security Agreement; Governing Law. This Loan Agreement shall be governed by New York law without reference to choice of law doctrine, and shall constitute a security agreement within the meaning of the Uniform Commercial Code.

            11.10.   SUBMISSION  TO  JURISDICTION;   WAIVERS.   BORROWER  HEREBY
IRREVOCABLY AND UNCONDITIONALLY:

            (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN
DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

            (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH LENDER SHALL HAVE BEEN NOTIFIED; AND

            (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

            11.11. WAIVER OF JURY TRIAL. EACH OF BORROWER AND LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            11.12. Acknowledgments. Borrower hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, the Note and the other Loan Documents;

            (b) Lender has no fiduciary relationship to Borrower, and the relationship between Borrower and Lender is solely that of debtor and creditor; and

            (c) no joint venture exists between Lender and Borrower.

            11.13. Hypothecation or Pledge of Loans. Lender shall have free and unrestricted use of all Collateral and nothing in this Loan Agreement shall preclude Lender from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral or pledging or otherwise transferring its rights to payment hereunder in respect of any Loan made hereunder; provided, that no action by Lender referred to in this sentence shall confer on any Person other than Lender any right against Borrower to require any prepayment under Section 2.04 hereof or any right to enforce against Borrower any other provision of this Loan Agreement, but may grant to any Person the right to require Lender to enforce any such provisions. Nothing contained in this Loan Agreement shall obligate Lender to segregate any Collateral delivered to Lender by Borrower.

            11.14. Servicing.

            (a) Borrower covenants to maintain or cause the servicing of the Collateral to be maintained with respect to each type of Collateral pledged to Lender hereunder in conformity with accepted and prudent servicing practices in the industry for such same type of Collateral and in a manner at least equal in quality to the servicing Borrower provides for assets similar to such Collateral which it owns. In the event that the preceding language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earliest of (i) an Event of Default, (ii) the date on which all the Secured Obligations have been paid in full or (iii) the transfer of servicing approved by Borrower and

Lender, which Lender's consent shall not be unreasonably withheld. Midland Loan Services, L.P. shall be the initial servicer.

            (b) If the Collateral, or any portion thereof, is serviced by Borrower, (i) Borrower agrees that Lender is the collateral assignee of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of such Collateral (the "Servicing Records"), and (ii) Borrower grants Lender a security interest in all servicing fees and rights relating to such Collateral and all Servicing Records to secure the obligation of Borrower or its designee to service in conformity with this Section and any other obligation of Borrower to Lender. Borrower covenants to safeguard such Servicing Records and to deliver them promptly to Lender or its designee (including Custodian) at Lender's request.

            (c) If the Collateral, or any portion thereof, is serviced by a third party servicer (such third party servicer, the "Servicer"), Borrower (i) shall provide a copy of the servicing agreement to Lender, which shall be in form and substance acceptable to Lender (the "Servicing Agreement"); and (ii) hereby irrevocably assigns to Lender and Lender's successors and assigns all right, title, interest of Borrower in, to and under, and the benefits of, any Servicing Agreement with respect to such Collateral. Any successor to the Servicer shall be approved in writing by Lender prior to such successor's assumption of servicing obligations with respect to such Collateral. The Travelers Real Estate Investment Group ("Travelers") is hereby approved as a Servicer, subject to (x) there having occurred no materially adverse change in Travelers' ability to perform as Servicer prior to the date of Lender's approval hereunder of any servicing agreement between Borrower and Travelers and (y) the satisfaction by Borrower of clause (i) hereof and the delivery by Borrower to Lender of such additional documentation as Lender may require to further evidence the security interest granted to Lender by Borrower in Borrower's interest in any servicing agreement entered into between Borrower and Travelers.

            (d) Borrower shall provide to Lender a letter from Borrower (if Borrower is the Servicer) or the Servicer, as the case may be, to the effect that upon the occurrence of an Event of Default, Lender may terminate any Servicing Agreement and transfer servicing to its designee, at no cost or expense to Lender, it being agreed that Borrower will pay any and all fees required to terminate the Servicing Agreement and to effectuate the transfer of servicing to the designee of Lender.

            (e) After the Funding Date, until the pledge of any Collateral is relinquished by Custodian, Borrower will have no right to modify or alter the terms of any of the documents pertaining to such Collateral and Borrower will have no obligation or right to repossess such Collateral or substitute other Collateral, except as provided in the Custodial Agreement; provided, however, that so long as no Default or Event of Default has occurred and is continuing, Borrower may enter into such modifications of the terms of such documents as do not, as to any individual item of Collateral, (i) result in a negative monetary effect or (ii) constitute a material adverse effect.

            (f)  In the  event  Borrower  or  its  Affiliate  is  servicing  any
Collateral,   Borrower  shall  permit  Lender  to  inspect   Borrower's  or  its
Affiliate's servicing facilities, as the case may be, for the purpose of satisfying Lender that Borrower or its Affiliate, as the case may be, has the ability to service such Collateral as provided in this Loan Agreement.

            (g) Borrower shall cause the Servicer to provide a copy of each report and notice sent to Borrower to be sent to Lender concurrently therewith.

            11.15. Periodic Due Diligence Review. Borrower acknowledges that Lender has the right to perform continuing due diligence reviews with respect to the Collateral, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or determining and re-determining the Borrowing Base under Section 2.04(a) hereof, or otherwise, and Borrower agrees that Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on any or all of the Collateral securing the Loans, including, without limitation, ordering new credit reports and Appraisals on the applicable Collateral and otherwise regenerating the information used to originate such Eligible Collateral. Upon reasonable (but no less than one (1) Business Day) prior notice to Borrower, Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Collateral Files and any and all documents, records, agreements, instruments or information relating to such Collateral in the possession or under the control of Borrower and/or
Custodian. Borrower also shall make available to Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Collateral Files and the Collateral. Borrower agrees to cooperate with Lender and any third party underwriter designated by Lender in connection with such underwriting, including, but not limited to, providing Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Collateral in the possession, or under the control, of Borrower. Borrower further agrees that Borrower shall reimburse Lender for any and all out-of-pocket costs and expenses incurred by Lender in connection with Lender's activities pursuant to this
Section 11.15.

            11.16. Intent. The parties recognize that each Loan is a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

            11.17. Change of Borrower's State of Formation. If Borrower shall change the State under whose laws Borrower shall be organized, Borrower shall promptly provide Lender with a copy of its new Declaration of Trust, Articles of Incorporation or similar document, certified by the Secretary of State or other appropriate official of Borrower's new State of formation, if applicable, together with such opinions of counsel regarding such change as Lender, in its sole discretion, shall require.

            11.18. Trustee Exculpation. The parties agree that except for fraudulent acts, willful misrepresentation or gross negligence, no trustee of Borrower shall have personal liability hereunder to Lender and any obligation of Borrower hereunder to Lender shall be satisfied solely from the assets of Borrower.

            11.19. Set-Off. In addition to any rights and remedies of Lender provided by this Loan Agreement and by law, Lender shall have the right, without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Lender or any Affiliate thereof to or for the credit or the account of Borrower. Lender agrees promptly to notify Borrower after any such set-off and application made by Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application."

            IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                              BORROWER

                              CAPITAL TRUST, INC.

                              By: /s/ Edward L. Shugrue, III
                                 ---------------------------------------
                              Name:  Edward L. Shugrue, III
                              Title: Chief Financial Officer

                              Address for Notices:

                              410 Park Avenue, 14th Floor
                              New York, New York 10022
                              Attention:  Edward L. Shugrue, III
                                          Chief Financial Officer
                              Telecopier No.: (212) 655-0044
                              Telephone No.:  (212) 655-0220

                              With a copy to:
                              Paul, Hastings, Janofsky & Walker LLP
                              75 East 55th Street
                              New York, New York 10022
                              Attention: John A. Cahill, Esq.
                              Telecopier No.: (212) 319-4090
                              Telephone No.:  (212) 318-6260

                              LENDER

                              MORGAN STANLEY & CO. INTERNATIONAL LIMITED


                              By:/s/ Edward A. McAleer
                                 ---------------------------------------
                              Name:  Edward A. McAleer
                              Title: Executive Director

                              Address for Notices:

                              1585 Broadway
                              New York, New York  10036
                              Attention:   Mr. Marc Flamino, Whole Loan
                                           Operations
                              Mortgage-Backed Securities Department,
                              Fixed-Income Division
                              Telecopier No.: 212-761-0093
                              Telephone No.:  212-761-4243

                              With a copy to:
                              Clifford Chance Rogers & Wells LLP
                              200 Park Avenue
                              New York, New York 10166-0153
                              Attention: Frederick B. Utley, III, Esq.
                              Telecopier No.:   (212) 878-8375
                              Telephone No.:    (212) 878-8356

                                   SCHEDULE 1


                        FILING JURISDICTIONS AND OFFICES
                   [TO BE PROVIDED BY COUNSEL TO BORROWER]

                                   SCHEDULE 2

                               APPROVED APPRAISERS



1.    KTR Appraisal Services

2.    Cushman & Wakefield, Inc.

3.    Landauer Real Estate Counselors

4.    CB Commercial

5.    The Weitzman Group

6.    Greenwich Group

7.    Arthur Anderson

8.    Joseph Blake

                                   SCHEDULE 3

                               APPROVED ENGINEERS

1.    EMG

2.    KTR Realty Services

3.    Merritt & Harris, Inc.

4.    C.A. Rich, Inc.

5.    IVI

6.    Dames & Moore

7.    Law

8.    Echland

9.    EM&CA

10.   Acqua Terra

11.   ATC (BCM Engineers)

12.   Horn Chandler & Thomas

                                   SCHEDULE 4

                       APPROVED ENVIRONMENTAL CONSULTANTS



1.    Acqua Terra

2.    Law Environmental

3.    KTR Realty Services

4.    EMG

5.    Clayton

6     Dames & Moore

7     Brown & Root

8.    C.A. Rich, Inc.

9.    Echland

10.   EM&CA

11.   ATC (BCM Engineers)

12.   Front Royal

                                                                       EXHIBIT A

                [FORM OF AMENDED AND RESTATED PROMISSORY NOTE]

$300,000,000.00                                               as of June 8, 1998
                                                              New York, New York

            AMENDED AND RESTATED PROMISSORY NOTE dated as of June 8, 1998 (this "Amended and Restated Promissory Note") made by CAPITAL TRUST, INC., a Maryland corporation ("Borrower"), to MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("Lender") in substitution for, and replacement of, the promissory note dated as of June 30, 1998 (the "Original Note") made by Capital Trust, a California business trust (a predecessor-in-interest of Borrower, hereinafter "Predecessor Borrower") to Lender pursuant to that certain CMBS Loan Agreement dated as of June 30, 1998 (the "Original Loan Agreement") between Predecessor Borrower and Lender.

                              PRELIMINARY STATEMENT

            Borrower has advised Lender that (i) Predecessor Borrower has entered into, and merged with and into, Captrust Limited Partnership, a Maryland limited partnership, (ii) Captrust Limited Partnership has survived such merger and subsequently has merged with and into Borrower, and (iii) Borrower has survived such subsequent merger with Captrust Limited Partnership. In order to provide for (a) the assumption by Borrower of the obligations of Predecessor Borrower and to further amend the Original Loan Agreement, Borrower and Lender have entered into First Amendment to CMBS Loan Agreement dated as of June 30, 1999 ("Amendment No. 1"), which Amendment No. 1 provides, among other things, for the ratification, confirmation and assumption by Borrower of all liabilities of the borrower under the Original Loan Agreement, as amended thereby, the Note and the other Loan Documents (as such capitalized terms are defined in such Amendment No. 1), (b) the further amendment of the Original Loan and Security Agreement (as amended by Amendment No. 1) Borrower and Lender have entered into that certain Second Amendment to CMBS Loan Agreement dated as of June 30, 1999 ("Amendment No. 2"), (c) the further amendment of the Original Loan and Security Agreement (as amended by Amendment No. 1 and Amendment No. 2) Borrower and Lender have entered into that certain Third Amendment to CMBS Loan Agreement dated as of June 30, 2000 ("Amendment No. 3") and (d) the amendment and restatement in its entirety of the Original Loan and Security Agreement (as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3) Borrower and Lender have entered into that certain Amended and Restated Master Loan and Security Agreement dated as of February 8, 2001 which amends and restates in its entirety the Original Loan and Security Agreement, as thereafter amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 (as further amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"). In connection therewith, Borrower has agreed to enter into this Amended and Restated Promissory Note in substitution for, and replacement of, the Original Note.

            NOW THEREFORE, FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of Lender, at the principal office of Lender at 1585 Broadway, New York, New York, 10036, in lawful money of the United States, and in immediately available funds, the principal sum of THREE HUNDRED MILLION DOLLARS ($300,000,000.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by Lender to Borrower under the Loan Agreement), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

            The date, amount and interest rate of each Loan made by Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by Lender on its books and, prior to any transfer of this Amended and Restated Promissory Note, endorsed by Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of Lender to make any such recordation or endorsement shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loans made by Lender.

            This Amended and Restated Promissory Note is the Note referred to in the Loan Agreement and evidences Loans made by Lender thereunder. Terms used but not defined in this Amended and Restated Promissory Note have the respective meanings assigned to them in the Loan Agreement.

            This Amended and Restated Promissory Note amends and restates in its entirety the Original Note and is given as a continuation and extension, and not a novation, release or satisfaction, of the Original Note. The issuance and delivery of this Amended and Restated Promissory Note does not create or evidence any principal indebtedness other than the principal indebtedness evidenced by the Original Note. Borrower hereby acknowledges and agrees that simultaneously with Borrower's execution and delivery of this Amended and Restated Promissory Note to Lender, Lender has delivered to Borrower the Original Note.

            Borrower hereby (i) ratifies, confirms and assumes all of the obligations of Predecessor Borrower under, and adopts and agrees to be bound by, all of the terms covenants and conditions of, the Original Note, as amended and restated hereby, and the other Loan Documents with the same force and effect as if Borrower had been the party executing such agreements as the "Borrower" thereunder and (ii) represents, warrants and covenants that, as of the date hereof, (a) Borrower has no cause of action at law or in equity against Lender (including, without limitation, any offset, defense, deduction or counterclaim) with respect to any of such obligations and (b) the principal amount due and owing under this Amended and Restated Promissory Note is $29,750,000.

            Borrower agrees to pay all Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Amended and Restated Promissory Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

            Notwithstanding the pledge of the Collateral, Borrower hereby acknowledges, admits and agrees that Borrower's obligations under this Amended and Restated Promissory Note are recourse obligations of Borrower to which Borrower pledges its full faith and credit.

            Borrower, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Amended and Restated Promissory Note,
(b) expressly agree that this Amended and Restated Promissory Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Amended and Restated Promissory Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for Lender, in order to enforce payment of this Amended and Restated Promissory Note, to first institute or exhaust Lender's remedies against Borrower or any other party liable hereon or against any Collateral for this Amended and Restated Promissory

Note. No extension of time for the payment of this Amended and Restated Promissory Note, or any installment hereof, made by agreement by Lender with any person now or hereafter liable for the payment of this Amended and Restated Promissory Note, shall affect the liability under this Amended and Restated Promissory Note of Borrower, even if Borrower is not a party to such agreement; provided, however, that Lender and Borrower, by written agreement between them, may affect the liability of Borrower.

            Any reference herein to Lender shall be deemed to include and apply to every subsequent holder of this Amended and Restated Promissory Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Amended and Restated Promissory Note.

            This Amended and Restated Promissory Note shall be governed by and construed under the laws of the State of New York (without reference to choice of law doctrine) whose laws Borrower expressly elects to apply to this Amended and Restated Promissory Note. Borrower agrees that any action or proceeding brought to enforce or arising out of this Amended and Restated Promissory Note may be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.

                        CAPITAL TRUST, INC.,
                             a Maryland corporation


                                    By:
                                       ---------------------------------
                                       Name:  Edward L. Shugrue, III
                                       Title: Chief Financial Officer

                                SCHEDULE OF LOANS


This Amended and Restated Promissory Note evidences Loans made under the within-described Loan Agreement to Borrower, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below.

- ---------------------------------------------------------------------------------------------------------
  Name of    Date Made   Principal      Interest    Amount Paid     Unpaid      Cumulative     Notation
 Collateral              Amount of       Rate       or Prepaid      Principal   Total Unpaid   Made by
                           Loan                                     Amount      Principal
                                                                                Amount
- ---------------------------------------------------------------------------------------------------------

Lazard       2/08/01     $29,750,000    Libor + 263    *           $29,750,000  $29,750,000    CBM



*The respective amounts shown in the columns entitled "Principal Amount of Loan" and "Cumulative Total Unpaid Principal Amount" reflect the respective net unpaid principal amounts inclusive of all advances and repayments to, and including, the date hereof in respect of the indicated collateral.

                                                                       EXHIBIT B


                          [FORM OF CUSTODIAL AGREEMENT]
                         [STORED AS A SEPARATE DOCUMENT]

                                                                       EXHIBIT C

                   [FORM OF OPINION OF COUNSEL OF BORROWER]

The opinions of counsel, or counsels, to Borrower shall be substantially in the forms of the opinions attached hereto submitted by Borrower to Morgan Stanley Dean Witter Mortgage Capital Inc., in connection with the Fisher Brothers/FGSB transaction and otherwise acceptable to Lender; provided, however, that the attached opinion from Altheimer & Gray is intended to serve as an example of the opinion to be delivered in connection with collateral (such as a note or similar instrument) with respect to which perfection of a security interest granted therein is achieved through possession, it being understood that in the case of collateral with respect to which perfection of a security interest is achieved through other means, the perfection opinion shall vary.

                                                                       EXHIBIT D

                         [FORM OF REQUEST FOR BORROWING]

Amended and Restated CMBS Loan Agreement, dated as of February __, 2001 (the "Loan and Security Agreement"), by and between Borrower and Morgan Stanley & Co. International Limited (the "Lender"),

Lender:                            Morgan  Stanley  & Co.  International
                                     Limited

Borrower:                          [NAME OF BORROWER]

Requested Fund Date:
                                   --------------------------------------

Transmission Date:
                                   --------------------------------------

Transmission Time:
                                   --------------------------------------

[Type of Funding:                  --------------------------------------]
(Wet or Dry)

[Type of Loan requested:
Committed or Uncommitted           --------------------------------------]

Number of Mortgage
Loans to be Pledged:               --------------------------------------

Unpaid Principal Balance:         $
                                   --------------------------------------

Requested Wire Amount:            $
                                   --------------------------------------
Wire Instructions:










Requested by:

[NAME OF BORROWER]

By:   ___________________________
      Name:
      Title:

                                                                       EXHIBIT E

                        [FORM OF LENDER'S RELEASE LETTER]
                                     (Date)

Morgan Stanley & Co. International Limited

1585 Broadway

New York, New York 10036

Attention:
          -----------------------------

Facsimile:
          -----------------------------

      Re: Certain Collateral Identified on Schedule A hereto and owned by [BORROWER]

            The undersigned hereby releases all right, interest, lien or claim of any kind with respect to the Collateral described in the attached Schedule A, such release to be effective automatically without any further action by any party upon payment in one or more installments, in immediately available finds of $_____, in accordance with the following wire instructions:


- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------


                              Very truly yours,

                              [LENDER]

                              By:
                                   --------------------------------
                                   Name:
                                   Title:

                                                                    EXHIBIT F

                           [FORM OF BAILEE AGREEMENT]

                                TABLE OF CONTENTS

                                                                            Page


Section 1.  Definitions and Accounting Matters............................2

      1.01. "Certain Defined Terms\.......................................2

      1.02. Accounting Terms and Determinations..........................16

Section 2.  Loans, Note and Prepayments..................................16

      2.01. Loans........................................................16

      2.02. Notes........................................................17

      2.03. Procedures for Borrowing.....................................17

      2.04. Mandatory Prepayments or Pledge..............................21

Section 3.  Payments; Computations; Etc..................................22

      3.01. Repayment of Loans; Interest.................................22

      3.02. Payments.....................................................23

      3.03. Computations.................................................24

      3.04. U.S. Taxes...................................................25

      3.05. Booking of Loans.............................................25

      3.06. Lender's Funding of Eurodollar Rate Loans....................25

      3.07. Funding Costs................................................26

      3.08. Compensation for Increased Costs.............................27

      3.09. Limitation on Types of Loans; Illegality.....................27

Section 4.  Collateral Security..........................................28

      4.01. Collateral; Security Interest................................28

      4.02. Further Assurances...........................................29

      4.03. Changes in Locations, Name, etc..............................29

      4.04. Lender's Appointment as Attorney-in-Fact.....................29

      4.05. Performance by Lender of Borrower's Obligations..............30

      4.06. Proceeds.....................................................31

      4.07. Remedies.....................................................31

      4.08. Limitation on Duties Regarding Preservation of Collateral....32

      4.09. Powers Coupled with an Interest..............................32

      4.10. Release of Security Interest.................................32

      4.11. Release of Collateral........................................32

      4.12. Substitution of Eligible Collateral..........................33

Section 5.  Conditions Precedent.........................................33

      5.01. Initial Loan.................................................33

      5.02. Initial and Subsequent Loans.................................34

      5.03. Additional Requirements......................................36

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page


Section 6.  Representations and Warranties................................36

      6.01. Existence.....................................................36

      6.02. Action........................................................36

      6.03. Financial Condition...........................................37

      6.04. Litigation....................................................37

      6.05. No Breach.....................................................37

      6.06. Approvals.....................................................38

      6.07. Use of Proceeds; Margin Regulations...........................38

      6.08. Taxes.........................................................38

      6.09. Investment Company Act........................................38

      6.10. Collateral; Collateral Security...............................38

      6.11. Chief Executive Office........................................39

      6.12. Location of Books and Records.................................39

      6.13. True and Complete Disclosure..................................39

      6.14. Tangible Net Worth............................................39

      6.15. ERISA.........................................................39

      6.16. Lazard Collateral.............................................39

Section 7.  Covenants of Borrower.........................................40

      7.01. Financial Statements, Reports, etc............................40

      7.02. Litigation....................................................40

      7.03. Existence, etc................................................40

      7.04. Prohibition of Fundamental Changes............................41

      7.05. Borrowing Base Deficiency.....................................41

      7.06. Notices.......................................................41

      7.07. Reports.......................................................42

      7.08. Transactions with Affiliates..................................42

      7.09. Foreclosure or Other Remediation by Borrower..................42

      7.10. Limitation on Liens...........................................43

      7.11. Limitation on Distributions...................................43

      7.12. Maintenance of Tangible Net Worth.............................43

      7.13. Maintenance of Ratio of Earnings Before Interest, Taxes, Depreciation and Amortization to Interest and Preferred
            Dividends.....................................................43

      7.14. Maintenance of Ratio of Total Indebtedness to Tangible Net
            Worth.........................................................43

      7.15. Servicer; Servicing Tape......................................43

      7.16. Remittance of Prepayments.....................................43

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page


      7.17. Reserved......................................................44

      7.18. Maintenance of Cash...........................................44

Section 8.  Events of Default.............................................44

Section 9.  Remedies Upon Default.........................................45

Section 10. No Duty of Lender.............................................46

Section 11. Miscellaneous.................................................46

     11.01. Waiver........................................................46

     11.02. Notices.......................................................46

     11.03. Indemnification and Expenses..................................47

     11.04. Amendments....................................................48

     11.05. Successors and Assigns........................................48

     11.06. Survival......................................................48

     11.07. Captions......................................................48

     11.08. Counterparts..................................................48

     11.09. Loan Agreement Constitutes Security Agreement; Governing Law..48

     11.10. SUBMISSION TO JURISDICTION; WAIVERS...........................48

     11.11. WAIVER OF JURY TRIAL..........................................49

     11.12. Acknowledgments...............................................49

     11.13. Hypothecation or Pledge of Loans..............................49

     11.14. Servicing.....................................................49

     11.15. Periodic Due Diligence Review.................................51

     11.16. Intent........................................................51

     11.17. Change of Borrower's State of Formation.......................51

     11.18. Trustee Exculpation...........................................51

     11.19. Set-Off.......................................................51

                                    SCHEDULES

SCHEDULE 1        Filing Jurisdictions and Offices

SCHEDULE 2        Approved Appraisers

SCHEDULE 3        Approved Engineers

SCHEDULE 4        Approved Environmental Consultants

                                    EXHIBITS

EXHIBIT A         Form of Promissory Note

EXHIBIT B         Form of Custodial Agreement

EXHIBIT C         Form of Opinion of Counsel to Borrower

EXHIBIT D         Form of Request for Borrowing

EXHIBIT E         Form of Lender's Release Letter

EXHIBIT F         Form of Bailee Agreement